HOST MARRIOTT SERVICES  CORPORATION  EMPLOYEES' PROFIT SHARING,
                   RETIREMENT AND SAVINGS PLAN AND TRUST







                             As Amended and Restated

                           Effective December 30, 1995

                                TABLE OF CONTENTS

                                                                                                                Page
ARTICLE I             DEFINITIONS.................................................................................3
         1.1            Account...................................................................................3
         1.2            Actual Contribution Percentage............................................................3
         1.3            Actual Deferral Percentage................................................................3
         1.4            Additional After-tax Savings..............................................................3
         1.5            Additions.................................................................................3
         1.6            Administrative Expenses...................................................................3
         1.7            Affiliated Company........................................................................3
         1.8            After-tax Savings.........................................................................3
         1.9            After-tax Savings Account.................................................................3
         1.10           Allocable Portion.........................................................................3
         1.11           Alternate Payee...........................................................................4
         1.12           Annuity Starting Date.....................................................................4
         1.13           Authorized Leave of Absence...............................................................4
         1.14           Basic After-tax Savings...................................................................4
         1.15           Beneficiary...............................................................................4
         1.16           Board of Directors........................................................................4
         1.17           Code......................................................................................4
         1.18           Combined Basic Savings....................................................................4
         1.19           Committee.................................................................................4
         1.20           Company...................................................................................4
         1.21           Company Contribution Account..............................................................4
         1.22           Compensation..............................................................................4
         1.23           Consolidated Net Profit...................................................................5
         1.24           Consolidated Net Worth....................................................................5
         1.25           Distributee...............................................................................5
         1.26           Effective Date............................................................................5
         1.27           Eligible Rollover Distribution............................................................5
         1.28           Eligible Retirement Plan..................................................................6
         1.29           Employee..................................................................................6
         1.30           Employment Date...........................................................................6
         1.31           Entry Date................................................................................6
         1.32           ERISA.....................................................................................7
         1.33           Fiduciary.................................................................................7
         1.34           Fiscal Year...............................................................................7
         1.35           Flexible Compensation.....................................................................7
         1.36           FLSA......................................................................................7
         1.37           Fund......................................................................................7
         1.38           Hardship..................................................................................7
         1.39           Highly Compensated Employee...............................................................7
         1.40           Hire Date.................................................................................8
         1.41           Host Marriott Services or Host Marriott Services Corporation..............................8
         1.42           Hour of Service...........................................................................8
         1.43           Investment Expenses......................................................................11
         1.44           Maximum Permissible Amounts..............................................................11
         1.45           Month....................................................................................11

                                        i




         1.46           Month of Credit..........................................................................11
         1.47           Named Fiduciary..........................................................................11
         1.48           One Year Break in Service................................................................11
         1.49           Participant..............................................................................11
         1.50           Participating Company....................................................................12
         1.51           Permanent Disability.....................................................................12
         1.52           Plan.....................................................................................12
         1.53           Plan Administrator.......................................................................12
         1.54           Plan Year................................................................................12
         1.55           Predecessor Company......................................................................13
         1.56           Prior Plan...............................................................................13
         1.57           Pro Rata Share of Administrative Expenses................................................13
         1.58           Qualified Domestic Relations Order or QDRO...............................................13
         1.59           Qualified Joint and Survivor Annuity or QJSA.............................................13
         1.60           Qualifying Employer Real Property........................................................13
         1.61           Qualifying Employer Securities...........................................................13
         1.62           Required Beginning Date..................................................................13
         1.63           Section 401(k) Contribution..............................................................13
         1.64           Section 401(k) Contribution Account......................................................13
         1.65           Separation Date..........................................................................13
         1.66           Service..................................................................................14
         1.67           Spousal Consent..........................................................................14
         1.68           Spouse or Surviving Spouse...............................................................14
         1.69           Subaccount...............................................................................14
         1.70           Subsidiary or Affiliated Company.........................................................14
         1.71           Trustees.................................................................................15
         1.72           Trust Fund...............................................................................15
         1.73           Valuation Date...........................................................................15
         1.74           Year of Service..........................................................................15

ARTICLE II            ELIGIBILITY AND PARTICIPATION..............................................................16
         2.1          Eligibility and Participation..............................................................16
                      (a)     Age and Service....................................................................16
                      (b)     Participation Voluntary............................................................16
                      (c)     Commencement of Participation......................................................16
                      (d)     Automatic Participation............................................................16
                      (e)     Continuation of Former Participant Status..........................................16
         2.2          Reemployment of Employee...................................................................16
                      (a)     Eligibility Upon Reemployment......................................................16
                      (b)     Years of Service to be Counted Upon Resumption of Employment.......................16
         2.3          Termination of Plan Participation..........................................................17
         2.4          Readmission of Former Participant..........................................................17
         2.5          Participation During Authorized Leave of Absence or During Employment by
                      Subsidiary Which Has Not Joined Plan.......................................................17
         2.6          Treatment of Participants Who Cease Being Employees Pursuant to Section 1.29
                       ..........................................................................................17
         2.7           Credit for Service with a Predecessor Company.............................................17


                                       ii




ARTICLE III           COMPANY CONTRIBUTION.......................................................................18
         3.1          Amount of Contribution.....................................................................18
         3.2          Allocable Portion..........................................................................19
         3.3          Net Profits, Net Worth and Earnings and Profits............................................19
                      (a)     Determination of Consolidated Net Profits and Consolidated Net Worth...............19
                      (b)     Insufficient Earnings and Profits..................................................19
         3.4          Effect of Change in Consolidated Net Profit................................................19
         3.5          Time of Payment of Contributions...........................................................19
         3.6          Form of Payment of Contributions...........................................................20
         3.7          Return of Contributions to Company. .......................................................20

ARTICLE IV            PARTICIPANTS' AFTER-TAX SAVINGS............................................................21
         4.1            Participant After-tax Savings............................................................21
         4.2            Amount of After-tax Savings..............................................................21
         4.3            Payroll Deduction........................................................................21
         4.4            Change in Rate of After-tax Savings......................................................21
         4.5            Payment to Trustees......................................................................21
         4.6            Advancement by Company...................................................................21
         4.7            Investment of Participants' After-tax Savings............................................22
         4.8            In-Service Withdrawal of After-tax Savings...............................................22

ARTICLE V             SECTION 401(k) CONTRIBUTIONS...............................................................23
         5.1            Designation of Flexible Compensation.....................................................23
         5.2            Section 401(k) Contributions.............................................................23
         5.3            Election Rules...........................................................................23
                        (a)   Method of Election.................................................................23
                        (b)   Effective Date of Election.........................................................23
                        (c)   Revocation or Amendment............................................................23
         5.4            Compensation Reduction...................................................................24
         5.5            Limitations on Section 401(k) Contributions..............................................24
         5.6            Actual Deferral Percentage Tests.........................................................24
         5.7            Recharacterization of Certain Section 401(k) Contributions...............................24
         5.8            Coordination of After-tax Savings and Section 401(k) Contributions.......................24
         5.9            Payment to Trustees......................................................................25
         5.10           Advancement by Company...................................................................25
         5.11           Distribution of Section 401(k) Contributions.............................................25
                        (a)   Restrictions on Distributions......................................................25
                        (b)   In-Service Withdrawal of Section 401(k) Contributions..............................25
         5.12           Effect of Termination of Plan or Discontinuance of
                        Section 401(k) Contributions.............................................................26

ARTICLE VI            ALLOCATION OF CONTRIBUTIONS
                      AND NET INCOME AMONG PARTICIPANTS..........................................................27
         6.1            Maintenance of Separate Accounts.........................................................27
         6.2            Allocation to After-tax Savings Accounts.................................................27
         6.3            Allocation to Section 401(k) Contribution Account........................................27
         6.4            Allocation of Company Contribution.......................................................27
         6.5            (a)  Limitation on After-tax Savings and Company Contributions...........................28
                        (b)  Multiple Use of the Alternative Limitation..........................................28

                                       iii




         6.6            Correcting Excess Aggregate Contributions................................................29
         6.7            Special Provision for Allocating Company Contributions...................................29
         6.8            Allocation of Net Income.................................................................29
         6.9            Allocation of Forfeitures................................................................31
         6.10           Allocation of Unclaimed Benefits.........................................................31
                        (a)   Method of Allocation...............................................................31
                        (b)   Reduction in Forfeitures...........................................................31
         6.11           Allocation Limitations...................................................................31
                        (a)   Maximum Additions..................................................................31
                        (b)   Correction of Excess...............................................................31
                        (c)   Further Limitations on Additions...................................................31
         6.12           Transfers to Other Trusts................................................................32
                        (a)   Time and Manner....................................................................32
                        (b)   Beginning Account Balances After Transfer..........................................32
         6.13           Transfers From Other Qualified Plans.....................................................32
                        (a)   Manner of Transfer.................................................................32
                        (b)   Governing Provisions...............................................................33

ARTICLE VII           VESTING....................................................................................34
         7.1            Vesting of After-tax Savings Account.....................................................34
         7.2            Vesting of Section 401(k) Contribution Account...........................................34
         7.3            Vesting of Company Contribution Account..................................................34
                        (a)   Vesting Schedule...................................................................34
                        (b)   Service to be Credited Upon Resumption of Employment...............................34
                        (c)   Definition of "Service"............................................................34
                        (d)   Automatic 100% Vesting.............................................................35
         7.4           Vesting of Amounts Transferred Pursuant to Section 6.12...................................35

ARTICLE VIII          TERMINATION AND DISTRIBUTION UPON
                      RETIREMENT, DEATH OR DISABILITY............................................................36
         8.1           Retirement................................................................................36
         8.2            Death....................................................................................36
         8.3            Disability...............................................................................36
         8.4            Valuation and Adjustment of Account Balances.............................................36
         8.5            Available Payment Options................................................................37
         8.6            Qualified Joint and Survivor Annuity.....................................................37
                        (a)   Cash Payments in Lieu of a Qualified Joint and Survivor Annuity....................37
                        (b)   Waiver of Qualified Joint and Survivor Annuity.....................................37
                        (c)   Written Explanation................................................................38
                        (d)   Result of Effective Waiver.........................................................38
                        (e)   Spousal Consent....................................................................38
         8.7            Distributions Upon Married Participant's Death...........................................39
         8.8            General Distribution Requirements........................................................39
                        (a)   Distributions to Participants......................................................39
                        (b)   Distributions to Beneficiary.......................................................39
                        (c)   Commencement of Distribution.......................................................40
         8.10           Form of Payment..........................................................................40
         8.11           Mandatory Cash-Out of Small Accounts.....................................................40
         8.12           Account Balance..........................................................................40

                                       iv




         8.13           Special Rule for Rollovers Out of the Plan...............................................41

ARTICLE IX            TERMINATION AND DISTRIBUTION UPON
                      TERMINATION OF EMPLOYMENT OTHER THAN
                      FOR RETIREMENT, DEATH OR DISABILITY........................................................42
         9.1            Terminated Participant...................................................................42
         9.2            Distribution of After-tax Savings and Section 401(k) Contributions.......................42
         9.3            Distribution of Vested Company Contribution Account......................................42
                       (a)    Governing Rule.....................................................................42
                       (b)    Special Adjustments................................................................42
         9.4            Mandatory Cash-Out of Small Accounts.....................................................43
         9.5            Unvested Company Contributions...........................................................43
                        (a)   Forfeiture.........................................................................43
                        (b)   Restoration of Forfeiture..........................................................43
                              (1)      General Rule..............................................................43
                              (2)      Special Rule for Amounts Transferred Pursuant to Section 6.12.............44
                         (c)  Distribution Prior to Reemployment.................................................44
         9.6            Account Balance..........................................................................44
         9.7            Special Rule for Rollovers Out of the Plan...............................................44

ARTICLE X             DISTRIBUTION DURING CONTINUED EMPLOYMENT...................................................45
         10.1           Withdrawal of After-tax Savings..........................................................45
                        (a)   Withdrawal of Additional After-tax Savings.........................................45
                        (b)   Withdrawal of Basic After-tax Savings..............................................45
                        (c)  Valuation of After-tax Savings Account..............................................45
                        (d)   Form of Payment....................................................................45
                        (e)  Taxation of Withdrawal..............................................................45
         10.2           Withdrawal of Section 401(k) Contribution. ..............................................45
         10.3           Withdrawal of Vested Company Contribution Account........................................45
         10.4           Readmission of Former Participant to Plan................................................45
         10.5           Distributions Upon Attainment of Age 59-1/2..............................................46
         10.6           Account Balance..........................................................................46
         10.7           Hardship Withdrawals.....................................................................46
                        (a)   Terms of Hardship Withdrawals......................................................46
                        (b)   Restrictions.......................................................................46
                        (c)   Spousal Consent....................................................................46
                        (d)   Committee Guidelines and Determination.............................................47
         10.8           Special Rule for Rollovers Out of the Plan...............................................47

ARTICLE XI            LOANS TO PARTICIPANTS......................................................................48
         11.1           General Provisions.......................................................................48
         11.2           Maximum Loan Amount......................................................................48
         11.3           Repayment Period.........................................................................48
         11.4           Terms and Conditions.....................................................................49
         11.5           Nondiscrimination........................................................................49
         11.6           Decision of the Plan Administrator.......................................................50
         11.7           Offset of Account Balance................................................................50
         11.8           Default..................................................................................50


                                        v




ARTICLE XII           BENEFICIARIES..............................................................................51
         12.1           Designation of Beneficiary...............................................................51
         12.2           Manner of Designation....................................................................51
         12.3           Absence of Valid Designation of Beneficiary..............................................51
         12.4           Beneficiary Bound by Plan Provisions.....................................................51

ARTICLE XIII          QUALIFIED DOMESTIC RELATIONS ORDERS........................................................52
         13.1           Governing Provisions.....................................................................52

ARTICLE XIV           TRUST FUND.................................................................................53
         14.1          Receipt of Contributions, After-tax Savings and Transfers.................................53
         14.2          Investment of Trust Fund..................................................................53
                       (a)    Investment Vehicles................................................................53
                       (b)    Investment Policy..................................................................53
         14.3           Investment Authority.....................................................................54
                       (a)    General Authority..................................................................54
                       (b)    Undertaking to Stock Exchanges.....................................................54
         14.4           Individually Directed Accounts...........................................................54
         14.5           Payments From Trust Fund.................................................................55

ARTICLE XV            PARTICIPANT'S DIRECTED INVESTMENTS.........................................................56
         15.1           Election by Participants.................................................................56
         15.2           Election Rules...........................................................................56
                        (a)   Election to be in Writing..........................................................56
                        (b)   Effective Date of Election.........................................................56
                        (c)   Revocation of Election.............................................................56
                        (d)   Change in Election.................................................................56
                        (e)   Default Election...................................................................56
         15.3           Transfer Date............................................................................57
         15.4           Confirmation.............................................................................57
         15.5           Subdivision of Accounts..................................................................57
                        (a)   Establishment of Subaccounts.......................................................57
                        (b)   Allocation of After-tax Savings, Section 401(k) Contributions, Company
                              Contributions and Forfeitures Among Subaccounts....................................57
         15.6           Investment Funds.........................................................................57
                        (a)   Committee's Responsibility for Funds...............................................57
                        (b)   Investment Policy of Funds.........................................................57
                        (c)   Funds..............................................................................58
                              (1)      Stable Value Fund.........................................................58
                              (2)      Bond Fund.................................................................58
                              (3)      Balanced Fund.............................................................58
                              (4)      Stock Fund................................................................58
                              (5)      Host Marriott Services Stock Fund.........................................58
                              (6)      International Stock Fund..................................................58
         15.7           Participant-Insider Provisions...........................................................58
         15.8          Allocation of Income of Funds.............................................................58
         15.9          Investment Authority of Former Employees..................................................58
         15.10         Investment for the Benefit of Incompetents................................................58
         15.11         Rules of Committee........................................................................59

                                       vi





ARTICLE XVI           PLAN FIDUCIARIES...........................................................................60
         16.1         Plan Fiduciaries...........................................................................60
                      (a)     Named Fiduciary....................................................................60
                      (b)     Profit Sharing Committee...........................................................60
                      (c)     Trustees...........................................................................60
         16.2          Fiduciary Duty............................................................................60
         16.3          Agents and Advisors.......................................................................61
                       (a)    Employment of Agents...............................................................61
                       (b)    Delegation to Agents and Plan Administrator........................................61
                       (c)    Appointment of Investment Manager..................................................61
         16.4          Administrative Action.....................................................................61
                       (a)    Action by Majority.................................................................61
                       (b)    Right to Vote......................................................................62
                       (c)    Authority to Execute Documents.....................................................62
         16.5           Liabilities and Indemnifications.........................................................63
                       (a)    Liability of Fiduciaries...........................................................63
                       (b)    Indemnity by Company...............................................................63
         16.6           Plan Expenses and Taxes..................................................................63
                       (a)    Plan Expenses......................................................................63
                       (b)    Taxes..............................................................................63
         16.7           Records and Financial Reporting..........................................................63
                       (a)    Book of Account....................................................................63
                       (b)    Financial Reporting Under ERISA....................................................63
         16.8           Compliance with ERISA and Code...........................................................64
         16.9           Prohibited Transactions..................................................................64
         16.10          Foreign Assets...........................................................................64
         16.11          Exclusive Benefit of Trust Fund..........................................................64
         16.12          Board of Directors Resolution............................................................65

ARTICLE XVII           PLAN ADMINISTRATION.......................................................................66
         17.1           Administration of the Plan...............................................................66
                       (a)    Authority to Administer............................................................66
                       (b)    Delegation of Authority to Plan Administrator......................................66
                       (c)    Finality of Decision...............................................................66
         17.2          Claims....................................................................................66
                       (a)    Claims for Benefits................................................................66
                       (b)    Notice of Claim Denied.............................................................66
                       (c)    Request for Review of Denial.......................................................67
                       (d)  Decision on Review of Denial.........................................................67

ARTICLE XVIII         PARTICIPATING COMPANY WITHDRAWAL FROM PLAN;
                      TERMINATION OR MERGER OF THE PLAN..........................................................68
         18.1          Voluntary Withdrawal from Plan............................................................68
                       (a)    Withdrawal By Participating Company................................................68
                       (b)    Segregation of Trust Assets Upon Withdrawal........................................68
                       (c)    Exclusive Benefit of Participants..................................................68
                       (d)    Applicability of Withdrawal Provisions.............................................68
         18.2           Amendment of Plan........................................................................68

                                       vii



         18.3           Voluntary Termination of Plan............................................................69
                        (a)   Right to Terminate Plan............................................................69
                        (b)   Merger or Consolidation of Plan and Trust..........................................69
                        (c)   Termination of Plan and Trust Fund.................................................69
         18.4           Discontinuance of Contributions..........................................................70
         18.5           Rights to Benefits Upon Termination of Plan or Complete Discontinuance of
                          Contributions..........................................................................70

ARTICLE XIX                   ELECTION TO PARTICIPATE BY SUBSIDIARIES............................................71
         19.1           Consent Required for Subsidiaries to Join Plan...........................................71

ARTICLE XX            MISCELLANEOUS PROVISIONS...................................................................72
         20.1           Status of Employment.....................................................................72
         20.2           Liability of Company.....................................................................72
         20.3           Information..............................................................................72
                       (a)    Supplied by Named Fiduciary, the Committee or Trustees.............................72
                       (b)    Supplied by Company................................................................72
         20.4           Provisions of Plan to Control............................................................72
         20.5           Payment for Benefit of Incompetent.......................................................72
         20.6           Account to be Charged Upon Payment.......................................................73
         20.7          Tax Qualification of Plan.................................................................73
         20.8           Deductibility of Company Contributions...................................................73
         20.9           Valuation of Trust Fund..................................................................73
         20.10          Restriction on Alienation or Assignment..................................................73
         20.11          Unclaimed Benefits.......................................................................73
         20.12          Recovery of Plan Benefits Payment Made by Mistake........................................74
         20.13          Bonding..................................................................................74
         20.14          Titles and Captions......................................................................74
         20.15          Execution of Counterparts................................................................74
         20.16          Governing Law............................................................................74
         20.17          Separability.............................................................................74
         20.18          Supplements and Appendices...............................................................74

ARTICLE XI            TOP HEAVY PROVISIONS.......................................................................75
         21.1           Determination of Top Heavy Status........................................................75
         21.2           Definitions..............................................................................75
         21.3           Requirements if Plan a Top Heavy Plan....................................................76
                       (a)    Modification to Article 3.1........................................................76
                       (b)    Modification to Article 7.3........................................................76
         21.4           Change in Top Heavy Status...............................................................76


         HOST MARRIOTT SERVICES CORPORATION EMPLOYEES' PROFIT SHARING,
                      RETIREMENT AND SAVINGS PLAN AND TRUST

                                    PREAMBLE

         WHEREAS, Marriott Corporation established the Marriott Corporation Employees' Profit Sharing, Retirement and Savings Plan and Trust (the "Marriott Corporation Plan") to enable the employees of Marriott Corporation and its subsidiaries to share in the profits and the cash flow from Marriott Corporation business operations, to encourage savings by the employees and to help them prepare for retirement, old age and death; and

         WHEREAS, Marriott International, Inc. was a wholly owned subsidiary of Marriott Corporation until the date of distribution of a special dividend (the "Marriott International Distribution") of all of the stock of Marriott International, Inc. to the shareholders of Marriott Corporation following approval of the Marriott International Distribution by the shareholders at the 1993 annual meeting of shareholders of Marriott Corporation; and

         WHEREAS, upon the consummation of the Marriott International Distribution, employees of Marriott Corporation became employees of Marriott International, Inc. or Host Marriott Corporation (as Marriott Corporation was renamed as of the Marriott International Distribution); and

         WHEREAS, the Marriott Corporation Board of Directors at its meeting on July 23, 1993 approved (a) the adoption of a new Host Marriott Corporation Employees' Profit Sharing, Retirement and Savings Plan and Trust (the "Host Marriott Plan") by Host Marriott Corporation, and (b) the assumption of sponsorship of the Marriott Corporation Plan by Marriott International, Inc. (hereinafter the "Marriott International Plan"); and

         WHEREAS, Host Marriott Corporation established the Host Marriott Plan to be effective as of the date of the Marriott International Distribution to provide benefits to its employees and those of its subsidiaries after the Marriott International Distribution; and

         WHEREAS, Marriott International, Inc. transferred to the Host Marriott Plan the assets and liabilities representing the account balances (both vested and unvested) of any participant in the Marriott International Plan who was employed by Host Marriott Corporation on the date of the Marriott International Distribution and the Host Marriott Plan accepted such transfer of assets and liabilities; and

         WHEREAS, Host Marriott Services Corporation is a wholly-owned subsidiary of Host Marriott Corporation until the date of distribution of a special dividend (the "Host Marriott Services Distribution") of all of the stock of Host Marriott Services Corporation to the shareholders of Host Marriott Corporation; and

          WHEREAS, upon consummation of the Host Marriott Services Distribution, employees of Host Marriott Corporation will become employees of Host Marriott Corporation or Host Marriott Services Corporation; and

         WHEREAS, the Host Marriott Corporation Board of Directors at its meeting on December 6, 1995 approved (a) adoption of a new Host Marriott Corporation (HMC) Retirement Plan and Trust by Host Marriott Corporation, (b) the assumption of the sponsorship of the Host Marriott Plan by Host Marriott Services Corporation, and (c) the amendment and restatement of the Host Marriott Plan; and

         WHEREAS, Host Marriott Services Corporation assumed sponsorship of the Host Marriott Plan to continue to provide benefits under the Plan on behalf of its employees and those of its subsidiaries after the Host Marriott Services Distribution; and

         WHEREAS, Host Marriott Corporation has determined it appropriate to establish a new plan (the "Host Marriott Corporation Retirement Plan") to provide benefits on behalf of its employees and those of its subsidiaries on and after the Host Marriott Services Distribution Date; and

         WHEREAS, Host Marriott Services Corporation intends to transfer to the Host Marriott Corporation Retirement Plan the assets and liabilities representing the account balances (both vested and unvested) of any participant in the Host Marriott Plan who was employed by Host Marriott Corporation on the date of the Host Marriott Services Distribution; and

         WHEREAS, the Host Marriott Corporation Retirement Plan intends to accept such transfer;

         NOW THEREFORE, as of December 30, 1995, the Board of Directors of Host Marriott Services Corporation hereby adopts the Host Marriott Plan and renames the Host Marriott Plan the Host Marriott Services Corporation Employees' Profit Sharing, Retirement and Savings Plan and Trust, as amended and restated effective December 30, 1995, for the benefit of Host Marriott Services Corporation employees from and after the Host Marriott Services Distribution.

                                    ARTICLE I

                                   DEFINITIONS


         When used in this instrument, the following words and phrases have the indicated meanings except where the contrary is expressly stated:

         1.1  "ACCOUNT" shall have the meaning set forth in Section 6.1.

         1.2 "ACTUAL CONTRIBUTION PERCENTAGE" means, for a given Plan Year, the average of the ratios, calculated separately for each Participant in a group, of
(a) the sum of After-tax Savings credited to the Participant's After-tax Savings Account and Company contributions and forfeitures allocable to the Participant's Company Contribution Account for the Plan Year to (b) the Participant's Compensation for such Plan Year.

         1.3 "ACTUAL DEFERRAL PERCENTAGE" means, for a given Plan Year, the average of the ratios, calculated separately for each Participant in a group, of
(a) the Section 401(k) Contributions made on behalf of such Participant by the Company for the Plan Year to (b) the Participant's Compensation for such Plan Year.

         1.4 "ADDITIONAL AFTER-TAX SAVINGS" means After-tax Savings in excess of five percent (5%) of a Participant's Compensation in a Fiscal Year with respect to After-tax Savings made prior to December 28, 1979, and six percent (6%) of a Participant's Compensation in a Fiscal Year with respect to After-tax Savings made subsequent to December 28, 1979.

         1.5 "ADDITIONS" means, with respect to each Participant for any Fiscal Year, the total of (a) the Company contributions and forfeitures allocated for the Fiscal Year to the Participant's Company Contribution Account, plus (b)
Section 401(k) Contributions  allocated for the Fiscal Year to the Participant's
Section 401(k) Contributions Account, plus (c) the After-tax Savings allocated for the Fiscal Year to the Participant's After-tax Savings Account.

         1.6 "ADMINISTRATIVE EXPENSES" means the administrative expenses described in Section 16.6(a).

         1.7  "Affiliated   Company"  means  a "Subsidiary",   as hereinafter
defined.

         1.8 "AFTER-TAX SAVINGS" means the after-tax savings deposited into the Trust Fund by a Participant in accordance with Article IV.

         1.9  "AFTER-TAX  SAVINGS  ACCOUNT"  shall have the meaning set forth in
Section 6.1(a).

         1.10 "ALLOCABLE PORTION" means, for purposes of Section 11.2, the lesser of: (a) fifty percent (50%) of the Participant's vested Account balance;
(b) the  combined  total of the  Participant's  After-tax  Savings  Account  and
Section 401(k) Contribution Account; or (c) $50,000, reduced by the highest outstanding balance of any previous loans from the Plan and any other plans of the Company or a Subsidiary during the one-year period ending immediately before the date on which the current loan is made.

         1.11 "ALTERNATE PAYEE" means any Spouse, former Spouse, child or other dependent of a Participant who is entitled under a Qualified Domestic Relations Order to receive all, or part of, the benefits payable to that Participant under the Plan.

         1.12 "ANNUITY STARTING DATE" means the first day of the first period for which an amount is received as an annuity by reason of retirement or disability.

         1.13 "AUTHORIZED LEAVE OF ABSENCE" means any absence authorized by the Company under the Company's standard personnel practices provided that the Employee or Participant returns within the period of authorized absence. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence provided that the absence is caused by war or other emergency, or provided that the Employee or Participant is required to serve under the laws of conscription in time of peace, and further provided that the Employee or Participant returns to employment with the Company within the period provided by law. Except for service in the Armed Forces of the United States in accordance with the preceding sentence, an Authorized Leave of Absence may not extend beyond two (2) years.

         1.14 "BASIC AFTER-TAX SAVINGS" means After-tax Savings up to six percent (6%) of a Participant's Compensation in a Fiscal Year.

         1.15 "BENEFICIARY" means the person or persons designated as a beneficiary pursuant to Article XII.

         1.16 "BOARD OF DIRECTORS" means Host Marriott Services Corporation's Board of Directors or the Executive Committee of such Board of Directors.

         1.17 "CODE" means the Internal Revenue Code of 1986, as amended, or any successor statute, including the regulations issued thereunder.

         1.18 "COMBINED BASIC SAVINGS" means the sum of a Participant's After-tax Savings and Section 401(k) Contributions for the Fiscal Year, provided that such sum shall include only an amount up to six percent (6%) of Compensation for the Fiscal Year.

         1.19 "COMMITTEE" means the Profit Sharing Committee appointed by the Board of Directors pursuant to Section 16.1(b).

         1.20  "COMPANY"  means  Host  Marriott  Services  Corporation  and  any
Subsidiary that elects to join the Plan with the consent of the Board of Directors.

         1.21 "COMPANY CONTRIBUTION ACCOUNT" shall have the meaning set forth in
Section 6.1(c).

         1.22  "COMPENSATION" means:

                  (a) Except as hereinafter specified, (1) earned income, wages, salary, overtime, cash bonus, commissions, annual leave, sick leave and holiday pay, paid by the Company to an Employee, and (2) gratuities reported by the Employee to the Company and the Internal Revenue Service, all without regard for any election under Article V or any elections made by the Participant under any plan maintained by the Company pursuant to Section 125 of the Code, but excluding any and all other forms of compensation. Notwithstanding the foregoing, Compensation taken into account for each Employee for a Plan Year shall not exceed One Hundred Fifty Thousand Dollars ($150,000) or such other amount as the United States Secretary of Treasury may designate under Section 401(a)(17) of the Code; provided, however, in the application of this limit to any Employee, the rules of Section 414(q)(6) of the Code shall apply, except that, for purposes of such rules, the term "family" shall include only the Spouse of such Employee and any lineal descendant of such Employee who has not attained age nineteen (19) before the end the Plan Year.

                  (b) For purposes of the limitation on contributions and benefits under Section 415 of the Code as set forth in Section 6.11, a Participant's wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Company to the extent that the amounts are includable in gross income (including, but not limited to, commissions, gratuities reported by the Employee to the Company and the Internal Revenue Service, bonuses, fringe benefits, reimbursements or other expenses allowable under a nonaccountable plan (as described in Section 1.62-2(c) of the Treasury Regulations) annual leave, sick leave and holiday pay), and excluding the following:

                           (1)      Company contributions to a plan of deferred
compensation which are not included in the Employee's gross income for the taxable year in which contributed or Company contributions under a simplified employee pension plan to the extent such contributions are deductible by
the  Employee,   or  any distributions from a plan of deferred compensation;

                           (2)      Amounts realized from the exercise of a
nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                           (3)      Amounts realized from the sale, exchange or
other disposition of stock acquired under a qualified stock option; and

                           (4)      Other amounts which received special tax
benefits.

         1.23  "CONSOLIDATED  NET  PROFIT"  shall have the  meaning set forth in
Section 3.3(a).

         1.24  "CONSOLIDATED  NET  WORTH"  shall have the  meaning  set forth in
Section 3.3(a).

         1.25 "DISTRIBUTEE" means a Participant, Former Participant, Retired Participant and Disabled Participant. In addition, the Surviving Spouse of the Deceased Participant and the Alternate Payee are Distributee.

         1.26 "EFFECTIVE DATE" means the date on which Marriott Corporation distributed a special dividend to its shareholders, on a share for share basis, of all of the stock of Marriott International, Inc.

         1.27 "ELIGIBLE ROLLOVER DISTRIBUTION" means any distribution of all or a portion of the Distributee's Account balance, except that an Eligible Rollover Distribution does not include (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more, (b) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code, and (c) the portion of any distribution that is not includable in gross income

(determined without regard to the exclusion for net unrealized appreciation with respect to Company securities).

         1.28 "ELIGIBLE RETIREMENT PLAN" means an individual retirement account (described in Section 408(a) of the Code), an individual retirement annuity (described in Section 408(b) of the Code), an annuity plan (described in Section 403(a) of the Code), or a qualified trust (described in Section 401(a) of the
Code), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the Spouse, an "Eligible Retirement Plan" means an individual retirement account or individual retirement annuity only.

         1.29 "EMPLOYEE" means any person employed by a Participating Company other than:(a) a person who is covered by a collective bargaining agreement, if there is evidence to show that retirement benefits were the subject of good faith bargaining between a Participating Company and the employee representatives with whom such agreement was entered; (b) a nonresident alien who receives no earned income (within the meaning of Section 911(d)(2) of the Code) from a Participating Company which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code);(c) a participant in a profit sharing plan, pension plan or other retirement plan (other than this Plan) maintained by Host Marriott Services Corporation or a Subsidiary, whether or not the plan or the trust of such plan is intended to qualify under Section 401 of the Code; and (d) a leased employee (within the meaning of Section 414(n) of the Code) if such leased employee is eligible to participate in another pension, profit sharing or other tax-qualified retirement plan and if leased employees do not constitute more than 20% of the aggregate workforce of all Participating Companies.

         Employees are classified as follows:

                  CLASS A consists of all Employees not included in Class B whose base compensation is stated in terms of hourly rates of pay including those who receive gratuities collected and distributed by the employer.

                  CLASS B consists of all management and professional Employees whose base compensation at the time the determination is to be made is stated in terms of a weekly or annual salary, or whose base compensation is stated in terms of hourly rates but who receive management benefits, regardless of whether such Employees are exempt from the overtime pay requirements of the FLSA.

         Unless  specifically  referring  to a  particular  class,  any  and all
provisions   of  this  Plan  shall  apply  to  all   Employees   regardless   of
classification.

         1.30 "EMPLOYMENT DATE" means the first day (other than the initial Hire
Date) on which the Employee performs an Hour of Service.

         1.31 "ENTRY DATE" means the first day of the four week accounting period of the Company immediately following receipt by the Plan Administrator of an application for admission to the Plan in writing, or in such other form authorized by the Plan Administrator. The Board of Directors may, with respect to persons who become Employees by virtue of having been employed by any business entity the stock or substantially all of the assets of which are acquired by Host Marriott Services Corporation or any Subsidiary or the management of which is assumed by the Company, establish by written resolution as a special Entry Date, solely for such Employees, the date of such acquisition or assumption of management.

         1.32 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.33 "FIDUCIARY" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of the Plan's assets; (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan, or has any authority or responsibility to do so; or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan. The term "Fiduciary" includes the Named Fiduciary, the Trustees and any person to whom fiduciary responsibilities have been delegated pursuant to Section 16.3.

         1.34 "FISCAL YEAR" means each year beginning on the first day of each fiscal year of Host Marriott Services Corporation and ending on the last day of each fiscal year of Host Marriott Services Corporation. The fiscal year is currently an annual period which varies from 52 to 53 weeks and always ends on the Friday closest to December 31. The period beginning on the Effective Date and ending on December 31, 1993 shall be considered a Fiscal Year. The Fiscal Year shall be the "limitation year" of the Plan for purposes of the limitation on contributions and benefits under Section 415 of the Code, or any successor provision thereto.

         Notwithstanding the foregoing, for purposes of the nondiscrimination tests of Sections 401(a), 401(k) and 401(m) of the Code, and the limitation on contributions and benefits under Section 415 of the Code, the period beginning on January 2, 1993 and ending on December 31, 1993 shall be considered a Fiscal Year.

         1.35  "FLEXIBLE COMPENSATION" shall have the meaning set forth in
Section 5.l.

         1.36 "FLSA" means the Fair Labor Standards Act, as amended from time to time.

         1.37 "FUND" means any of the separate funds in which Participants' Accounts may be placed and which are allocated and invested in accordance with
Article XV.

         1.38 "HARDSHIP" means the existence of an immediate and heavy financial need of the Participant. A need exists if it is necessary for the following:

                  (a) Payment of major, uninsured medical expenses incurred by the Participant or a member of the Participant's immediate family;

                  (b) Payment of expenses directly related to the death of an immediate family member of the Participant; or

                  (c) Payments necessary to prevent eviction from, or foreclosure on the mortgage on, the Participants principal residence.

         1.39 "HIGHLY COMPENSATED EMPLOYEE" means any Employee or former Employee who during the current or preceding Fiscal Year:

                  (a) was at any time a 5% owner (within the meaning of section 416(i)(1)(B)(i) of the Code) of the Company or any Subsidiary;

                  (b) received Compensation from the Company or a Subsidiary in excess of $75,000 (or such other amount as is in effect under section 414(q)(1)(B)) for the Fiscal Year;

                  (c) was an officer of the Company or a Subsidiary and received Compensation from the Company or a Subsidary greater than 50 percent of the dollar amount in effect under section 415(b)(1)(A) of the Code for such Fiscal Year; or

                  (d) received Compensation from the Company or a Subsidary in excess of $50,000 (or such other amount as is in effect under section
414(q)(1)(C)) for the Fiscal Year, and was among the top paid 20 percent of employees (as determined under section 414(q)(4) of the Code).

                  Notwithstanding the foregoing, not more than 50 Employees (or, if lesser, the greater of 3 Employees or 10 percent of Employees) shall be considered Highly Compensated Employees by reason of subparagraph (c) above. Unless an Employee is one of the 100 highest paid Employees during the Fiscal Year, an Employee shall not be treated as a Highly Compensated Employee by reason of subparagraph (b), (c) or (d) for such Fiscal Year if such Employee did not satisfy the standards of such subparagraphs in the prior Fiscal Year. If any Employee is a member of the family (i.e., spouse, lineal ascendant or descendant or a spouse of such lineal ascendant or descendant) of a 5% owner (within the meaning of Section 416(i)(1)(B)(i) of the Code) or of one of the 10 most Highly Compensated Employees during the Fiscal Year, then for purposes of this Section only: (i) such Employee shall not be considered a separate Employee; and (ii) any Compensation paid to such Employee shall be treated as if it were paid to (or on behalf of) the 5% owner or Highly Compensated Employee. The term Highly Compensated Employee includes any former Employee (a) whose terminated employment with the Company and all Subsidiaries (or was deemed to have terminated employment) before the current Fiscal Year, (b) who performs no services for the Company or any Subsidiary during the current Fiscal Year, and
(c) who was a Highly Compensated Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

                  Whether any individual is treated as a Highly Compensated Employee shall be determined in accordance with the provisions of section 414(q) of the Code and any regulations thereunder, including any election by the Plan Administrator thereunder regarding the period for the determination of Highly Compensated Employees.

         1.40 "HIRE DATE" means any date on which an individual first becomes an Employee (or became an employee of a Predecessor Company). Notwithstanding the foregoing, in the event an individual incurs a number of consecutive One Year Breaks in Service after his initial Hire Date which result in the forfeiture of his Years of Service prior to his One Year Breaks in Service under Section 2.2(b), his Hire Date shall thereafter be the date on which he again becomes an Employee (or became an employee of a Predecessor Company) after such Breaks.

         1.41 "HOST MARRIOTT SERVICES" or "HOST MARRIOTT SERVICES CORPORATION" means Host Marriott Services Corporation, a Delaware Corporation, or any corporate successor thereto by merger, consolidation or the acquisition of substantially all of the assets and business thereof.

         1.42  "HOUR OF SERVICE" means:

                  (a) PERFORMANCE OF DUTIES. Each hour for which an Employee is paid, or entitled to payment, by the Company for the performance of duties. Each such Hour of Service shall be credited to the computation period in which the duties were performed.

                  (b) NON-WORKING TIME PAY. Each hour for which an Employee is paid, or entitled to payment, by the Company on account of a period of time during which no duties are performed (such as vacation, holiday, sickness, disability, jury duty, military duty or compensated leave of absence and similar paid periods). Each such Hour of Service shall be credited to the computation period in which the time during which no duties are performed occurs, on the following basis:

                           (1)      UNITS OF TIME.  If the payments are
calculated on the basis of units of time, such as hours, days, weeks, or months, the number of Hours of Service to be credited shall be the number of regularly scheduled working hours included in the units of time on the basis of which the payments are calculated. In the case of an Employee without an actual regular work schedule, such Employee shall be deemed to have a regular work schedule of forty (40) hours per week and eight (8) hours per work day. Each such Hour of Service shall be credited to the computation period in which the time during which no duties are performed occurs, beginning with the first unit of time to which the payment relates.

                           (2)      NO UNITS OF TIME.  If the payments referred
to above are not calculated on the basis of units of time (such as lump sum disability payment for an injury), the number of Hours of Service to be credited shall be equal to the amount of the payment divided by the Employee's most recent hourly rate of compensation before the period during which no duties are performed. If an Employee's compensation is determined on the basis of a fixed rate for specified periods of time (other than hours) such as days, weeks or months, the Employee's hourly rate of compensation shall be the Employee's most recent rate of compensation for a specified period of time (other than an hour) divided by the number of hours regularly scheduled for the performance of duties during such period. If the Employee has no regular work schedule, the rate of compensation shall be calculated on the basis of a forty
(40) hour work week or an eight (8) hour work day. Each such Hour of Service shall be credited to the computation period in which the period during which no duties are performed occurs, except that if the period of non-performance of duties extends beyond one computation period, such Hours of Service shall be allocated by the Named Fiduciary, in their discretion, between not more than the first two such computation periods on any reasonable basis which is consistently applied with respect to all Employees within the same job classification, reasonably defined.

                           (3)      NO DUPLICATION.  An Employee shall not be
credited with an Hour of Service under both  paragraph  (b)(1) and paragraph
(b)(2) of this section with respect to the same item.

                           (4)      EXCLUSIONS.  Notwithstanding the foregoing:

                                    (A)  An Employee shall not be credited on
account of a period during which no duties are performed with a number of Hours of Service which is greater than the number of hours regularly scheduled for the performance of duties during such period.

                                    (B)     In no event shall the number of
credited Hours of Service attributable to a single continuous period (whether or not such period involves more than one computation period) for which no duties are performed exceed 501 Hours of Service.

                                    (C)     An Hour of Service shall not be
credited for a payment which reimburses an Employee solely for medical or medically related expenses incurred by the Employee.

                                    (D)     An Hour of Service shall not include
any hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws.

                       (5) UNCOMPENSATED LEAVE OF ABSENCE OTHER THAN PARENTAL LEAVE. Solely for purposes of determining whether a One Year Break in Service for eligibility purposes has occurred in a computation period, Hour of Service shall include each hour credited during the period in which an Employee is on an Authorized Leave of Absence. The number of hours to be so credited shall be at a rate per week equal to such Employee's regularly scheduled working hours per week immediately prior to such Authorized Leave of Absence (or, in the case of an Employee without an actual regular work schedule, then at the rate of forty (40) hours per week).

                       (6) PARENTAL LEAVE. Solely for purposes of determining whether a One Year Break in Service for eligibility purposes has occurred in a computation period, Hour of Service shall include each hour an Employee normally would have been credited (or eight hours each day if normal hours cannot be determined) while the Employee is absent from work due to: (i) the Employee's pregnancy; (ii) the birth of the Employee's child; (iii) the placement of a child with the Employee in connection with the Employee's adoption of such child; or (iv) the caring of a child during the period immediately following such child's birth or placement for adoption. No more than 501 Hours of Service may be credited under this paragraph (b)(6) by reason of any one pregnancy or placement. All Hours of Service credited under this paragraph (b)(6) shall be credited only in such computation period in which the absence from work begins if any of such Hours of Service are required in the computation period to prevent a One Year Break in Service. In all other cases, the Hours of Service shall be credited in the following computation period. No credit for Hours of Service will be given pursuant to this paragraph (b)(6) unless the Employee furnishes such timely information as the Plan Administrator may require, under reasonable and uniform rules, to establish (i) that the absence from work is for a reason described in this paragraph (b)(6), and (ii) the number of days for which there was such an absence.

                           (7)      OVERLAPPING PAYROLL PERIOD.  In the case of
Hours of Service attributable to a period of no more than thirty-one (31) days which overlaps two computation periods, all such Hours of Service shall be credited to either the first computation period or to the second computation period as the Named Fiduciary, in its discretion, may determine on a consistent basis with respect to all Employees within the same job classification, reasonably defined.
                           (8)      EQUIVALENCY RULE FOR FLSA EXEMPT EMPLOYEES.
In the case of an Employee whose Compensation is not determined on the basis of certain amounts for each hour worked (such as salaried and commission employees) and whose hours are not required to be counted and recorded by any Federal law (such as the FLSA), such Employee's Hours of Service need not be determined from employment records and such Employee may be credited with forty-five (45) Hours of Service per each week (or nine (9) Hours of Service per each day) in which the Employee would be credited with Hours of Service pursuant to this definition.

                  (c) BACK PAY. Each hour for which back pay (irrespective of mitigation of damages) has been awarded or agreed to by the Company. Each such Hour of Service received under this paragraph (c) shall be credited to the computation period to which the agreement or award for back pay pertains rather than to the computation period in which the award, agreement or payment is made. The same Hours of Service will not be credited both under paragraph (a) or paragraph (b) of this section, as the case may be, and under this paragraph (c).

                  (d) CREDIT FOR HOURS OF SERVICE WITH OTHER COMPANIES. Hours of Service will be credited for employment with a Predecessor Company. In addition, Hours of Service will be credited for Service (as defined in Section 1.66) with other employers.

                  (e) RECORDS. Except as otherwise provided in paragraph (b)(8) of this section, Hours of Service shall be determined from records maintained by the Company, a Predecessor Company and any other company required to be aggregated with the Company under paragraph (d) of this section.

         1.43 "INVESTMENT EXPENSES" means all expenses which under generally accepted accounting principles would be classified as investment expenses, including, without limitation, investment manager's or advisor's fees and expenses, custodial fees, fees of broker-dealers for effecting investment transactions or rendering investment advice, expenses relating to the making of investments and expenses relating to the recovery of any investment in a bankrupt or insolvent entity.

         1.44 "MAXIMUM PERMISSIBLE AMOUNTS" means the lesser of:

                  (a) $30,000 (or, if greater, twenty-five percent (25%) of the dollar limitation set forth in Section 415(b)(1)(A) of the Code in effect for the Fiscal Year), or such higher amount to which such amount may be adjusted or, pursuant to Section 415(f) of the Code, to implement special rules applicable to combining more than one defined contribution plan as a single plan; or

                  (b)   Twenty-five   percent   (25%)   of   the   Participant's
Compensation. Compensation for any Fiscal Year is the Compensation actually paid or includable in gross income during such year.

         1.45  "MONTH" means any calendar month.

         1.46 "MONTH OF CREDIT" means any month during the entire period of which an Employee is employed by the Company. For purposes of the foregoing, a Month of Credit shall be deemed to commence on the day of hire and end on the close of business on the day preceding the next month's anniversary thereof. Months of Credit are cumulative and need not be successive.

         Notwithstanding anything to the contrary elsewhere in the Plan, for purposes of computing a Month of Credit, employment with a Predecessor Company is deemed to be employment with the Company.

         1.47 "NAMED FIDUCIARY" means the Committee in its role as named fiduciary of the Plan as set forth in Section 16.1(a).

         1.48 "ONE YEAR BREAK IN SERVICE" means the 12-consecutive month period (computation period) during which an Employee does not complete more than 500 Hours of Service. The computation period shall be measured by reference to the 12-consecutive month period beginning on the Employee's Hire Date, and each subsequent 12-consecutive month period will begin on the anniversary of such date.

         1.49 "PARTICIPANT" means an Employee of the Company who has been admitted to participation in this Plan in accordance with Article II. To the extent provided in Section 6.12, the term "Participant" (or any appropriate sub-definition thereof) shall also include any person who was a participant in the Prior Plan and whose account balance under such plan on the date before the Effective Date was transferred to this Plan. As appropriate to the context a "Participant" may include one or more of the following sub-definitions.

                  (a) "FORMER PARTICIPANT" means any present Employee of the Company who, after having been a Participant, ceases to participate in the Plan.

                  (b) "TERMINATED PARTICIPANT" means any prior Employee of the Company or of Marriott Corporation who, after having been a Participant, terminated his employment other than by retirement, death or disability, and has any vested balance in the Plan.

                  (c) "RETIRED PARTICIPANT" means any retired Participant who has any vested balance in the Plan.

                  (d) "DISABLED PARTICIPANT" means any Participant with a Permanent Disability who has any vested balance in the Plan.

                  (e) "DECEASED PARTICIPANT" means any deceased person who leaves any vested balance in the Plan.

                  (f) "PARTICIPANT-INSIDER" means any Participant who is, pursuant to Section 16 of the Securities Exchange Act of 1934, 15 U.S.C. 78p
(1988) (the "Exchange Act"), a Company officer or director, or a person who is directly or indirectly the beneficial owner of more than ten percent (10%) of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, and who is subject to the reporting requirements of the Exchange Act (and accompanying rules issued by the Securities and Exchange Commission).

         1.50 "PARTICIPATING COMPANY" means Host Marriott Services Corporation or any Subsidiary that has elected to join the Plan with the consent of the Host Marriott Services Corporation's Board of Directors. All of the Participating Companies constitute the "Company", as defined in Section 1.20.

         1.51 "PERMANENT DISABILITY" means that the Participant, as a result of a disability, will be prevented on a permanent basis from engaging in any occupation for which he is reasonably qualified by education, training or experience as certified by a competent medical authority designated by the Named Fiduciary to make such determination. The foregoing shall include disability attributable to the permanent loss or loss of use of a member or function of the body, or to the permanent disfigurement of the Participant.

         The determination of the existence of a Permanent Disability shall be made by the Plan Administrator and shall be final and binding upon the Participant and all other parties.

         1.52 "PLAN" means the Host Marriott Services Corporation Employees' Profit Sharing, Retirement and Savings Plan and Trust, as amended and restated effective December 30, 1995, and all subsequent amendments thereto, which is a continuation of the Host Marriott Corporation Employees' Profit Sharing, Retirement and Savings Plan and Trust.

         1.53 "PLAN ADMINISTRATOR" means the person to whom the duties of Plan Administrator are delegated pursuant to Section 16.3(b).

         1.54  "PLAN  YEAR"  shall have the same  meaning  as  "Fiscal  Year" in
Section 1.34.

         1.55 "PREDECESSOR COMPANY" means (1) Marriott Corporation, as Host Marriott Corporation was named before the Effective Date, and (2) Host Marriott Corporation for the period beginning on the Effective Date and ending on December 29, 1995.

         1.56 "PRIOR PLAN" means the Marriott Corporation Employees' Profit Sharing, Retirement and Savings Plan and Trust as it existed before the Effective Date.

         1.57 "PRO RATA SHARE OF ADMINISTRATIVE EXPENSES" means the amount determined by multiplying the Administrative Expenses of the Plan by a fraction, the numerator of which is the total value of each Fund and the denominator of which is the total aggregate value of all such Funds.

         1.58 "QUALIFIED DOMESTIC RELATIONS ORDER" or "QDRO" shall have the same meaning as "qualified domestic relations order" under Section 414(p) of the Code and the Treasury Regulations thereunder.

         1.59 "QUALIFIED JOINT AND SURVIVOR ANNUITY" or "QJSA" means an annuity for the life of the Participant with a survivor annuity for the life of the Participant's Surviving Spouse in an amount not less than fifty percent (50%) and not more than one hundred percent (100%) of the amount being paid to the Participant during his lifetime, and which is actuarially equivalent to a single-life annuity for the Participant.

         1.60 "QUALIFYING EMPLOYER REAL PROPERTY" means parcels of real property (and related personal property) which are leased to the Company or an Affiliated Company (a) if a substantial number of the parcels are dispersed geographically; and (b) if each parcel and the improvements thereon are suitable (or adaptable without excessive cost) for more than one use.

         1.61 "QUALIFYING EMPLOYER SECURITIES" means (a) any stocks or other equity securities issued by the Company or an Affiliated Company; or (b) any bonds, debentures, notes or certificates or other evidences of indebtedness of the Company or an Affiliated Company which are described in Section 503(e) of the Code and Section 407(e) of ERISA.

         1.62 "REQUIRED BEGINNING DATE" means April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2; provided, however, that in the case of a Participant who attained age 70-1/2 before January 1, 1988, Required Beginning Date means the April 1 following the later of the calendar year in which he (a) attained age 70-1/2; or (b) the sixtieth (60th) day following the close of the Plan Year in which the Participant terminates employment with the Company, provided such date is not later than April 1 of the calendar year following the calendar year during which such termination occurs, unless he was a five percent (5%) owner (as defined in Section 416 of the Code) of the Company with respect to the Plan Year ending in the calendar year in which the he attains age 70- 1/2, in which case, clause (b) shall not apply.

         1.63  "SECTION 401(K) CONTRIBUTION" shall have the meaning set forth in
Section 5.2.

         1.64 "SECTION 401(K) CONTRIBUTION ACCOUNT" shall have the meaning set forth in Section 6.1(b).

         1.65  "SEPARATION DATE" means the earlier of:

                  (a) Any date on which an Employee's employment with the Company terminates by reason of voluntary termination, discharge, retirement or death; or

                  (b) The first anniversary of the first date of a period in which the Employee remains absent from active employment with the Company for some reason other than voluntary termination, discharge, retirement, death, approved leave of absence, or military service.

                  Provided, however, that if an Employee is absent from service beyond the first anniversary of the first date of absence by reason of a "maternity or paternity leave" (as those terms are defined in Section 9.5(b)), then the Separation Date of such Employee shall be the second anniversary of the first date of such absence.

         1.66 "SERVICE" means an Employee's or a Participant's period of employment with the Company, a Predecessor Company and any other employer that is required to be aggregated with the Company under Section 414 of the Code as determined in accordance with Article II or Article VII. Employment of an Employee or a Participant by any of the following employers shall be treated as
Service:

                  (a) A Subsidiary, both prior to and after becoming a Subsidiary, if such Subsidiary has elected to join the Plan.

                  (b) A Subsidiary, after becoming a Subsidiary, if such Subsidiary has not elected to join the Plan.

         In addition, the Board of Directors shall have the authority by adopting written resolutions to recognize employment of an Employee or a Participant by any of the following employers as Service:

                  (a) A Subsidiary, prior to becoming a Subsidiary, if such Subsidiary has not elected to join the Plan.

                  (b) Any business entity substantially all of the assets of which are acquired by Host Marriott Services Corporation or any Subsidiary or whose management is assumed by the Company; provided that such recognition shall apply uniformly to all employees of any such employer.

         1.67 "SPOUSAL CONSENT" means a Spouse's written consent which acknowledges the effect of the Participant's election and is witnessed by a Plan representative or notary public. Spousal Consent may be in the form of a specific consent, general consent or limited general consent, as provided in
Section 8.6(e).

         1.68 "SPOUSE" or "SURVIVING SPOUSE" means the spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided in a Qualified Domestic Relations Order.

         1.69 "SUBACCOUNT" means the portion of a Participant's Account placed in each Fund pursuant to Article XV.

         1.70 "SUBSIDIARY" or "AFFILIATED COMPANY" means (a) a member of a controlled group of corporations of which Host Marriott Services Corporation is a member; or (b) an unincorporated trade or business which is under common control by or with Host Marriott Services Corporation, as determined in accordance with Section 414(c) of the Code and Treasury Regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code, determined without regard to Sections 1563(a)(4) and

1563(e)(3)(C) of the Code, except that, with respect to the limitation on Annual Additions set forth in Section 6.11, instead of eighty percent (80%), the applicable percentage shall be fifty percent (50%) wherever such percentage appears in Section 1563(a)(1) of the Code.

         1.71     "TRUSTEES" means the persons appointed as Trustees pursuant to
Section 16.1(c).

         1.72 "TRUST FUND" means, and consists of (a) the contributions made from time to time by the Company as provided in Article III, (b) the After-tax Savings of Participants as provided in Article IV, (c) Section 401(k) Contributions made by the Company on behalf of Participants as provided in
Article V, (d) the income derived from such contributions and After-tax Savings that have not been distributed in accordance with the terms of the Plan, and (e) any transfers from other trusts pursuant to Sections 6.12 and 6.13, less (f) any losses on such contributions and After-tax Savings and (g) any distributions made in accordance with the terms of the Plan. The Trust Fund shall further be defined as the aggregate of the Funds described in Section 15.6(c) (or any other Funds created by the Committee).

         1.73 "VALUATION DATE" means the date as of which the Trustees shall value the interest of a Participant in the assets of the Trust Fund, such valuation being made in accordance with the provisions of Section 20.9.

         1.74 "YEAR OF SERVICE" means the 12-consecutive month period (computation period) during which an Employee completes at least 1,000 Hours of Service with the Company or a Predecessor Company. The initial computation period is the 12-consecutive month period beginning on the Employee's Hire Date. If the Employee fails to complete a Year of Service during the initial 12 consecutive month period, the 12 consecutive month period by which a Year of Service is measured shall commence on succeeding anniversaries of the Employee's Hire Date.

                                   ARTICLE II

                          ELIGIBILITY AND PARTICIPATION


         2.1      ELIGIBILITY AND PARTICIPATION.

                  (a) AGE AND SERVICE. Any Employee who has both attained the age of 21 and completed one Year of Service shall be eligible to participate in the Plan.

                  (b) PARTICIPATION VOLUNTARY. Participation in the Plan shall be entirely voluntary.

                  (c) COMMENCEMENT OF PARTICIPATION. Any Employee who meets the eligibility requirements of paragraph (a) of this section may commence participation in the Plan on any Entry Date thereafter and shall be admitted to the Plan on any such Entry Date if the Plan Administrator receives the Employee's written application for admission to the Plan.

                  (d) AUTOMATIC PARTICIPATION. Any person who was participating in the Prior Plan on the day before the Effective Date shall automatically be admitted to this Plan and shall become a Participant under this Plan on the Effective Date; provided, however, if such person is not an Employee on the Effective Date, the person shall be treated as unemployed on the Effective Date and shall be admitted to this Plan in accordance with Section 2.2.

                  (e) CONTINUATION OF FORMER PARTICIPANT STATUS. Any person who was a former participant under the Prior Plan on the day before the Effective Date shall automatically become a Former Participant under this Plan on the Effective Date; provided, however, that if such person was ineligible for readmission to the Prior Plan until six (6) months had elapsed from the date on which such person became a former participant under the Prior Plan, the person shall be ineligible for readmission to this Plan until six (6) months have elapsed; provided, further, that if such former participant is not an Employee on the Effective Date, the person shall be treated as unemployed on the Effective Date and shall be admitted to this Plan in accordance with Section 2.2.

         2.2      REEMPLOYMENT OF EMPLOYEE.

                  (a) ELIGIBILITY UPON REEMPLOYMENT.  An Employee who terminates employment after meeting the eligibility requirements of Section 2.1(a) (regardless of whether or not he was ever a Participant) and who subsequently resumes employment with the Company shall become eligible to participate in the Plan immediately upon again becoming an Employee and may be admitted to the Plan on any Entry Date thereafter upon written application in accordance with Section 2.1(c); provided, however, that if, upon re-employment his Years of Service prior to his One Year Break in Service are not reinstated to his credit pursuant to paragraph (b) of this section, he shall be treated as a new Employee and shall again be required to satisfy the eligibility and participation requirements contained in Section 2.1 before he may participate in the Plan.

                  (b) YEARS OF SERVICE TO BE COUNTED UPON RESUMPTION OF EMPLOYMENT. Upon an Employee's resumption of employment with the Company, all Years of Service shall be counted for eligibility purposes; provided, however, that if (1) at the time the Employee terminated employment, the Employee had no vested right to any portion of his Company Contribution Account (as described in Article VII, and (2) the number of consecutive One Year Breaks in Service equals or exceeds the greater of (i) five, or (ii) the aggregate number of Years of Service completed prior to such Break (exclusive of Years of Service previously disregarded pursuant to this paragraph (b)), then his Years of Service prior to his One Year Breaks in Service shall be disregarded.

         2.3      TERMINATION OF PLAN PARTICIPATION.

         A Participant may cease to participate in the Plan during the Participant's continued employment at any time by giving written notice thereof to the Plan Administrator. Such notice shall be effective to terminate participation upon its receipt by the Plan Administrator and such Employee shall thereupon become a Former Participant.

         2.4      READMISSION OF FORMER PARTICIPANT.

         Any Former Participant may be readmitted to the Plan as a Participant on any Entry Date upon written application in accordance with Section 2.1(c); provided, however, that if any Former Participant withdraws any portion of his Basic After-tax Savings pursuant to Section 10.1 or receives a distribution of his entire Account pursuant to Section 10.5 before completing sixty (60) months of participation in the Plan, he shall not be eligible for readmission to the Plan until six (6) months have elapsed from the date on which he became a Former Participant.

         2.5 PARTICIPATION DURING AUTHORIZED LEAVE OF ABSENCE OR DURING EMPLOYMENT BY SUBSIDIARY WHICH HAS NOT JOINED PLAN.

         Participation in the Plan may continue during periods of Authorized Leave of Absence, and periods during which a Participant is employed by a Subsidiary which has not elected to join the Plan. However, the Participant may neither deposit savings in the Trust Fund nor share in the allocation of the Company contribution during such periods. A Participant on Authorized Leave of Absence who does not return to active employment with the Company by the expiration of such Authorized Leave of Absence shall be treated for the purposes of the Plan as having terminated employment pursuant to Section 9.1.

         2.6 TREATMENT OF PARTICIPANTS WHO CEASE BEING EMPLOYEES PURSUANT TO SECTION 1.29.

         Notwithstanding the provisions of Section 2.5, any Participant who ceases to be an Employee (a) by reason of Section 1.29(c), (d) or (e), or (b) by becoming employed by a Subsidiary which has not elected to join the Plan (if such person also becomes covered by an agreement described in Section 1.29(c) or becomes a participant in a plan (other than this Plan) described in Section 1.29(e)), shall be treated thereupon as a Former Participant in accordance with the provisions of this Plan.

         2.7       CREDIT FOR SERVICE WITH A PREDECESSOR COMPANY.

         Notwithstanding  anything to the contrary  contained  elsewhere in this
Article II, for purposes of determining eligibility to participate in this Plan, employment with a Predecessor Company is deemed to be employment with the Company and the employee's hire date and entry date under the Prior Plan are deemed to be the Employee's Hire Date and Entry Date under this Plan.

                                   ARTICLE III

                              COMPANY CONTRIBUTION


         3.1      AMOUNT OF CONTRIBUTION.

         Each Participating Company shall make the following contributions to the Trust Fund:

                  (a) For each Fiscal Year or portion thereof, its allocable portion (as determined under Section 3.2) of an amount determined in the absolute and sole discretion of the Board of Directors. In determining this discretionary amount, the Board of Directors shall take into account the following factors, among others:

                           (1)      The Company accruals to the Host Marriott
Services Corporation Executive Deferred Compensation Plan which are accrued during that year, excluding any such accruals attributable to interest or earnings on previously accrued amounts;

                           (2)      The amount, if any, contributed by the
Company to any other profit sharing plan or pension plan maintained by the Company and which has qualified under Section 401(a) of the Code;

                           (3)      The amount of Host Marriott Service's
consolidated Net Worth at the beginning of the Fiscal Year; and

                           (4)      The cost of death benefits paid during that
year by the Company to Beneficiaries of Retired or Disabled Participants holding death certificates issued at retirement to Participants in the Plan or Prior Plan prior to August 1, 1964, if any. Provided, however, that for the balance of the 1993 Fiscal Year, the Company contribution shall be the aggregate amount necessary to provide an allocation at the rate equal to the company contribution rate provided to participants in the Marriott International, Inc. Employees' Profit Sharing, Retirement and Savings Plan and Trust for the same period to all Participants entitled to an allocation for the Fiscal Year in accordance with
Section 6.4.

         Notwithstanding anything to the contrary in this paragraph (a), in no event shall the amount contributed by any Participating Company include an amount, if any, equal to the amount of any "excess aggregate contributions" (as defined in Section 401(m)(6)(B) of the Code) for such year that would otherwise be allocable to Participants who are Highly Compensated Employees, if such amounts were contributed to the Plan; and

                  (b) SECTION 401(K) CONTRIBUTIONS. Section 401(k) Contributions, as provided by Article V.

         Contributions under this Section 3.1 shall be computed in accordance with the provisions of Section 3.3; provided, however, that in no event shall the amount of the contribution exceed the maximum amount deductible by a Participating Company for the Fiscal Year with respect to which the contribution is made under Section 404(a) of the Code or the corresponding provision of any subsequent tax law.

         3.2 ALLOCABLE PORTION. Each Participating Company shall contribute out of its current profits, or, if there are no current profits, out of accumulated earnings and profits that proportion of the aggregate contribution made in accordance with this Article III as is equal to the total sum credited, out of such aggregate contribution, to the accounts of all Participants employed by such Participating Company pursuant to Section 6.4. Notwithstanding the foregoing, if there are no current profits or accumulated earnings and profits, each Participating Company nevertheless shall make its allocable portion of the discretionary Company contribution described in Section 3.1(a), subject to the provisions of Section 3.3(b).

         3.3      NET PROFITS, NET WORTH AND EARNINGS AND PROFITS.

                  (a) DETERMINATION OF CONSOLIDATED NET PROFITS AND CONSOLIDATED
NET WORTH. For purposes of this Article III, Consolidated Net Profits and the Consolidated Net Worth of Host Marriott Services shall be determined and certified by the Company's auditors in accordance with the established methods of accounting regularly employed by the Company; provided, however, that Consolidated Net Profits shall be determined before deducting contributions made pursuant to this Plan, accruals for employee cash and deferred stock bonuses, death benefits paid during that year by the Company to the Beneficiaries of Retired or Disabled Participants holding death benefit certificates issued at retirement to Participants in the Plan or Prior Plan prior to August 1, 1964, if any, and Federal and state income and franchise taxes and shall exclude such special items as the Board of Directors may from time to time determine, including major nonrecurring gains and losses, earnings of any foreign Subsidiary, or any domestic Subsidiary designated by the Board of Directors.

                  (b) INSUFFICIENT EARNINGS AND PROFITS. In the event the current and accumulated earnings and profits of a Participating Company shall be insufficient to make such Participating Company's contribution, determined pursuant to Sections 3.1(a) and Section 3.2, then, and in that event, each of the other Participating Companies shall contribute to the extent of its current and accumulated earnings and profits, that proportion of such deficiency as such Participating Company's current and accumulated earnings and profits bear to the current earnings and accumulated profits of all the contributing Participating Companies.

         3.4      EFFECT OF CHANGE IN CONSOLIDATED NET PROFIT.

         The amount of each contribution shall not be changed by reason of any changes in Consolidated Net Profit due to the action of any government department or agency occurring after the final computation thereof by the Participating Company making the same and the submission by it to the Commissioner of Internal Revenue of its Federal income tax return for the Fiscal Year involved.

         3.5  TIME OF PAYMENT OF CONTRIBUTIONS.

         A Participating Company may pay its contributions at such time or times and in such amount or amounts as it may deem appropriate during the Fiscal Year for which each such contribution becomes due and for such period thereafter during which payment thereof may be permitted as a deduction for the previous Fiscal Year, under the Rules and Regulations of the Treasury Department and the provisions of the Code.

         3.6      FORM OF PAYMENT OF CONTRIBUTIONS.

         All payments of contributions shall be made directly to the Trustees. Payments may be in cash, ualifying Employer Securities (including treasury stock or previously unissued stock of Host Marriott Services), Qualifying Employer Real Property or in such other property of any kind as the Named Fiduciary may authorize the Trustees to accept, to the extent permitted by law. The value of any property other than cash which may be paid to the Trustees shall be its fair market value as of the date of such payment, as determined by the Named Fiduciary, based on the report of an independent appraiser.

         3.7 RETURN OF CONTRIBUTIONS TO COMPANY. Notwithstanding any other provisions of this Plan, any contributions made by a Participating Company pursuant to Article 3.1 shall, to the extent permitted by Section 403(c) of ERISA, be returned to a Participating Company if:

                  (a) The contributions are made as the result of a mistake of fact;

                  (b) A tax deduction claimed for the contributions pursuant to Section 404 of the Code is denied to the Company by the Internal Revenue Service; or

                  (c) The IRS determines that the Plan is not tax-qualified under Section 401 of the Code.

Notwithstanding the foregoing, however, no contributions may be returned to a Participating Company under the above provisions later than one (1) year from the date a mistaken contribution is made, a tax deduction for a contribution is denied, or the IRS determines that the Plan is not tax-qualified, as the case may be. Further, except as otherwise provided in this paragraph, the assets of the Plan shall not inure to the benefit of the Company, and shall be held for the exclusive purposes of providing benefits to Participants and Beneficiaries and defraying reasonable expenses of administering the Plan.

                                   ARTICLE IV

                         PARTICIPANTS' AFTER-TAX SAVINGS


         4.1  PARTICIPANT AFTER-TAX SAVINGS.

         Subject to the provisions of Section 4.2, each Participant may deposit After-tax Savings into the Trust Fund.

         4.2  AMOUNT OF AFTER-TAX SAVINGS.

         Subject to the limitation provisions of Section 6.5, a Participant shall deposit in the Trust Fund, specified in multiples of one percent (1%), an amount which is at least one percent (1%), but not more than fifteen percent (15%), of his Compensation earned during each Fiscal Year from the date the Participant joins the Plan; provided, however, that the amount of a Participant's After-tax Savings may not result in a cumulative amount for all such After-tax Savings (plus all of the Participant's contributions to any other plan, if any, maintained by the Company or an Affiliated Company which is qualified under Section 401(a) of the Code) which exceeds fifteen percent (15%) of such Participant's Compensation for all Fiscal Years in which the Participant has been a Participant in the Plan. In lieu of depositing a percentage of Compensation, a Participant may deposit into the Trust Fund a fixed dollar amount which is at least three dollars ($3.00) per week; provided, however, that such Participant may not deposit, in any given pay period, more than fifteen percent (15%) of his Compensation for that pay period.

         4.3  PAYROLL DEDUCTION.

         Each Participant's After-tax Savings shall be withheld by the Company from Compensation paid such Participant for each payroll period.

         4.4  CHANGE IN RATE OF AFTER-TAX SAVINGS.

         A Participant may change the rate of his After-tax Savings to any other rate authorized by Section 4.2 at any time by giving written notice to the Plan Administrator. Such notice shall be effective as specified by the Committee. In addition, a Participant may discontinue his After-tax Savings at any time by giving written notice to the Plan Administrator. Such notice of discontinuation shall be effective as specified in Section 2.3, unless the Participant has made an election pursuant to Section 5.2.

         4.5  PAYMENT TO TRUSTEES.

         The Participants' After-tax Savings withheld shall be paid to the Trustees by the Company on the earliest date on which such After-tax Savings can reasonably be segregated from the Company's general assets. A statement showing the amount representing the After-tax Savings of each Participant shall accompany each such payment.

         4.6  ADVANCEMENT BY COMPANY.

         Notwithstanding the provisions of Section 4.5, the Company may, at any time, estimate the aggregate After-tax Savings to be made by Participants for any portion of the remainder of any Fiscal

Year, and advance a sum equal to such aggregate estimated future After-tax Savings to the Trustees. In such event the Company shall retain all After-tax Savings thereafter withheld by it until the advance has been recovered.

         4.7  INVESTMENT OF PARTICIPANTS' AFTER-TAX SAVINGS.

         Subject to the Participant's right to direct investments under Article XIV, the Participant's After-tax Savings shall be commingled with other assets in the Trust Fund for investment purposes.

         4.8  IN-SERVICE WITHDRAWAL OF AFTER-TAX SAVINGS.

         A Participant may withdraw After-tax Savings from his After-tax Savings Account as provided in Sections 10.1 and 10.5.

                                    ARTICLE V

                          SECTION 401(k) CONTRIBUTIONS


         5.1  DESIGNATION OF FLEXIBLE COMPENSATION.

         The books and records of the Company shall designate fifteen percent (15%) of each Participant's Compensation as "Flexible Compensation." Flexible Compensation shall for all purposes, tax or otherwise, be treated as part of a Participant's Compensation and the designation of such amount shall be relevant only for purposes of this Article V.

         5.2  SECTION 401(K) CONTRIBUTIONS.

         Subject to the terms and conditions of this Article V, any Participant may, at any time and from time to time, elect to have contributed to the Trust Fund out of his Flexible Compensation, specified in multiples of one percent (1%), an amount which shall be designated a Section 401(k) Contribution and shall constitute a contribution to the Trust Fund by the Company on behalf of the Participant under the provisions of Section 401(k) of the Code. In lieu of contributing a percentage of Compensation, a Participant may contribute to the Trust Fund out of his Flexible Compensation a fixed dollar amount which is at least three dollars ($3.00) per week; provided, however, that such Participant may not contribute, in any given pay period, more than fifteen percent (15%) of his Compensation for that pay period.

         5.3  ELECTION RULES.

                  (a) METHOD OF ELECTION. The Committee shall determine the method by which an election may be made pursuant to this Article V. Any such election method must be consistent with the provisions of Section 401(k)(2) of the Code and (assuming such consistency) may include either an affirmative election procedure whereby Participants shall only be treated as having made an election upon written direction of the Participants or a negative election procedure whereby Participants shall be deemed to have made an election until and unless a Participant files a written direction negating the election. Regardless of the method of election determined by the Committee, Participants shall be given prompt and adequate notice thereof and thus be afforded an appropriate opportunity to exercise their rights under this Article V.

                  (b) EFFECTIVE DATE OF ELECTION. An election shall become effective (unless previously revoked) upon the first day of the payroll period of the Company immediately following receipt by the Plan Administrator of the election.

                  (c) REVOCATION OR AMENDMENT. An election may be made to change a Participant's rate of Section 401(k) Contributions to any other rate authorized under Section 5.2 at any time. Such election shall be made in the manner, and shall be effective, as specified by the Committee. In addition, an election may be made to discontinue future Section 401(k) Contributions at any time. Such election to discontinue future contributions shall be effective as specified in Section 2.3, unless the Participant is depositing After-tax Savings into the Trust Fund pursuant to Section 4.2. Finally, the Plan Administrator shall have the right and obligation to reduce a Participant's rate of Section 401(k) Contribution to any rate as necessary, from time to time, in order to assure compliance by this Plan with the standards of Section 401(k)(3) of the Code.

         5.4  COMPENSATION REDUCTION.

         For each payroll period, a Participant's Compensation shall be reduced by the portion of a Participant's Flexible Compensation which such Participant has elected to have contributed by the Company to the Trust Fund as a Section 401(k) Contribution (or such lesser amount determined by the Plan Administrator pursuant to Section 5.3(c)). A Participant's Flexible Compensation for the payroll period in excess of such amount shall be paid to the Participant as cash compensation for the period.

         5.5  LIMITATIONS ON SECTION 401(K) CONTRIBUTIONS.

         Notwithstanding any provision of this Plan to the contrary, the maximum amount of Section 401(k) Contributions for any Fiscal Year shall not exceed the least of:

                  (a)      Fifteen percent (15%) of each Participant's
Compensation;

                  (b)      the amount in effect for such Fiscal Year under
section 402(g)(5) of the Code; or

                  (c) Such lesser amount which may be allowed in order to assure compliance by the Plan with one of the Actual Deferral Percentage Tests set forth in Section 5.6.

         5.6  ACTUAL DEFERRAL PERCENTAGE TESTS.

         The Actual Deferral Percentage Test shall be satisfied for a Plan Year if one of the following two tests is met for such Plan Year:

                  (a) The Actual Deferral Percentage for the eligible Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Employees multiplied by 1.25; or

                  (b) The Actual Deferral Percentage for the Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Employees multiplied by 2.0, and the excess of the Actual Deferral Percentage for the Highly Compensated Employees over all other eligible Employees is not more than two percentage points.

         5.7      RECHARACTERIZATION OF CERTAIN SECTION 401(K) CONTRIBUTIONS.

         To the extent that contributions made on behalf of a Participant pursuant to an election under Section 5.2 by a Participant who is a Highly Compensated Employee would otherwise cause the Plan to fail to comply with the Actual Deferral Percentage Test set forth in Section 5.6, such contributions shall constitute After-tax Savings by the Participant rather than Section 401(k) Contributions.

         5.8      COORDINATION OF AFTER-TAX SAVINGS AND SECTION 401(K)
CONTRIBUTIONS.

         A Section 401(k) Contribution is made in lieu of all or a portion of such Participant's After-tax Savings deposits into the Trust Fund under Section
4.2 of the Plan. Thus, the maximum After-tax Savings deposit which may be made by a Participant under Section 4.2 during any Fiscal Year is equal to (a) the amount which may be made under Section 4.2 without regard to this Section 5.8, less (b) the Section 401(k) Contribution made on behalf of the Participant under
Section 5.2.

         5.9  PAYMENT TO TRUSTEES.

         Section 401(k) Contributions shall be paid to the Trustees by the Company on the earliest date on which such Section 401(k) Contributions can reasonably be segregated from the Company's general assets. A statement showing the amount representing the Section 401(k) Contributions of each Participant shall accompany each such payment.

         5.10  ADVANCEMENT BY COMPANY.

         Notwithstanding the provisions of Section 5.9, the Company may, at any time, estimate the aggregate Section 401(k) Contributions to be made on behalf of Participant for any portion of the remainder of any Fiscal Year, and advance a sum equal to such aggregate estimated amount to the Trustees. In such event, the Company shall contribute no Section 401(k) Contributions until the advance has been recovered.

         5.11  DISTRIBUTION OF SECTION 401(K) CONTRIBUTIONS.

                  (a)      RESTRICTIONS ON DISTRIBUTIONS.  A Participant's
Section 401(k) Contributions (and earnings attributable thereto) shall not be distributable other than upon:

                           (1)      The Participant's termination of employment
with the Company and all Subsidiaries, death or disability;

                           (2)      The Participant's attainment of age 59-1/2,
or termination of participation in the Plan after attaining age 59-1/2;

                           (3)      The Participant's Hardship;

                           (4)      The termination of the Plan by the Company
without establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the
Code);

                           (5)      The sale or other disposition by the Company
(or a Participating Company employing the Participant) of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of the Company (or such Participating Company) with respect to a Participant who continues employment with the corporation acquiring such assets; or

                           (6)      The sale or other disposition by the Company
(or a Participating Company) employing the Participant of its interest in a Participating Company (within the meaning of Section 409(d)(3) of the Code or any successor provision) with respect to a Participant who continues employment with the sold Participating Company.

         Notwithstanding the foregoing, any distribution made pursuant to paragraphs (a)(4), (a)(5) and (a)(6) of this section must meet the requirements of Section 410(k)(10) of the Code.

                  (b) IN-SERVICE WITHDRAWAL OF SECTION 401(K) CONTRIBUTIONS. Any Participant or Former Participant who meets the requirements of paragraph (a)(2) of this section may withdraw his Section 401(k) Contributions during the Participant's continued employment, as provided in Section 10.5.

         5.12 EFFECT OF TERMINATION OF PLAN OR DISCONTINUANCE OF SECTION 401(K) CONTRIBUTIONS.

         In the event (a) the Plan is terminated or partially terminated with respect to a Participating Company or particular group or class of Participants, or (b) the Company or any Participating Company discontinues the making of
Section 401(k) Contributions, the election made by any affected Participant under the provisions of this Article V shall be immediately null and void and of no further effect, and no additional amounts of such Participant's Flexible Compensation shall be contributed to the Trust Fund by the Company or the Participating Company.

                                   ARTICLE VI

                           ALLOCATION OF CONTRIBUTIONS
                        AND NET INCOME AMONG PARTICIPANTS


         6.1  MAINTENANCE OF SEPARATE ACCOUNTS.

         The Plan Administrator shall maintain the following accounts in the name of each person participating in the Plan:

                  (a) After-tax Savings Account (consisting of Participants' After-tax Savings pursuant to Article IV and any earnings or losses thereon);

                  (b)      Section 401(k) Contribution Account (consisting of
Section 401(k) Contributions pursuant to Article V and any earnings of losses thereon); and

                  (c) Company Contribution Account (consisting of Company contributions, forfeitures and any gain or loss thereon).

         All of such separate accounts and the separate Fund Subaccounts, as established pursuant to Section 15.5(a), shall in the aggregate constitute the Participant's Account.

         6.2  ALLOCATION TO AFTER-TAX SAVINGS ACCOUNTS.

         The After-tax  Savings  deposited by a Participant  pursuant to Section
4.2 shall be credited to the Participant's After-tax Savings Account, as made. After-tax Savings credited to a Participant's After-tax Savings Account shall be subject to the special rules set forth in Section 6.5.

         6.3  ALLOCATION TO SECTION 401(K) CONTRIBUTION ACCOUNT.

         Section  401(k)  Contributions  made  by the  Company  on  behalf  of a
Participant  pursuant  to  Section  V  shall  be  credited,   as  made,  to  the
Participant's Section 401(k) Contribution Account.

         6.4  ALLOCATION OF COMPANY CONTRIBUTION.

         Subject to Section 6.7, Company contributions pursuant to Sections 3.1(a) and 3.2 shall be allocated and applied in the following order:

                  (a) To the restoration of forfeitures of Terminated Participants readmitted to the Plan in accord with Section 9.5(b), to the extent that current forfeitures are insufficient to provide for such restoration as provided in Section 6.9;

                  (b) To offset the amount of advance pro rata allocation of Company contributions made to Disabled, Deceased and Retired Participants pursuant to Section 8.4 and to Participants working in or affiliated with the unit of Marriott Family Restaurants, Inc. being sold pursuant to Section 9.3; and

                  (c) The balance to the Company Contribution Accounts of all Participants who are Employees of the Company on the last day of the Fiscal Year for which such contribution is made according to the ratio that each Participant's Combined Basic Savings for such Fiscal Year bears to the total Combined Basic Savings of all such Participants for such Fiscal Year. The Company Contributions allocated to each Participant's Account shall be further allocated among such Participant's Fund Subaccounts in accordance with the provisions of Article XV.

Company contributions allocated to a Participant's Company Contribution Account shall be subject to the special rules set forth in Section 6.5.

         6.5 (a) LIMITATION ON AFTER-TAX SAVINGS AND COMPANY CONTRIBUTIONS. Notwithstanding any provisions of the Plan to the contrary, the Participant's After-tax Savings and Company contributions (including forfeitures) for a Plan Year must satisfy the Actual Contribution Percentage Tests for such Plan Year. The Actual Contribution Percentage Test shall be satisfied for a Plan Year if one of the following two tests is met for such Plan Year:

                           (1)      The Actual Contribution Percentage for the
eligible Highly Compensated Employees is not more than the Actual Contribution Percentage of all other eligible Employees multiplied by 1.25; or

                           (2)      The Actual Contribution Percentage for the
Highly Compensated Employees is not more than the Actual Contribution Percentage of all other eligible Employees multiplied by 2.0, and the excess of the Actual Contribution Percentage for the Highly Compensated Employees over all other eligible Employees is not more than two percentage points.

                  (b) MULTIPLE USE OF THE ALTERNATIVE LIMITATION. Notwithstanding the above, if both Section 5.6(a) and paragraph (a)(1) of this section are not satisfied for a Plan Year and one Highly Compensated Employee of the Company is eligible to have Section 401(k) Contributions made on his behalf, and to make deposits of After-tax Savings to his After-tax Savings Account or have Company contributions allocated to his Company Contribution Account during such Plan Year, then the following shall apply:

         The sum of the Actual Deferral Percentage and the Actual Contribution Percentage for eligible Highly Compensated Employees shall not exceed the greater of:

                           (1)      The sum of:

                                    (A)     1.25 multiplied by the greater of:

                                            (i)      The Actual Deferral
Percentage for eligible Employees who are not Highly Compensated Employees, or

                                            (ii)     The Actual Contribution
Percentage for eligible Employees who are not Highly Compensated Employees; and

                                    (B)     Two (2) plus the lesser of:

                                            (i)      Paragraph (b)(l)(i)(A) of
this section, or

                                            (ii)     Paragraph (b)(1)(i)(B) of
this section, which shall in no event exceed twice the lesser of paragraph
(b)(1)(i)(A) of this section or paragraph (b)(1)(i)(B); or

                           (2)      The sum of:

                                    (A)     1.25 multiplied by the lesser of:

                                            (i)      Paragraph (b)(1)(i)(A) of
this section, or

                                            (ii)     Paragraph (b)(1)(i)(B); and

                                    (B)     Two (2) plus the greater of:

                                            (i)      Paragraph (b)(1)(i)(A), or

                                            (ii)     Paragraph (b)(1)(i)(B),
which shall in no event exceed twice the greater of paragraph (B)(1)(i)(A) or paragraph (b)(1)(i)(B) above.

In the event that the limitation of this paragraph (b) is exceeded, the Actual Contribution Percentage shall be reduced in accordance with the manner described in Section 6.6.

         6.6  CORRECTING EXCESS AGGREGATE CONTRIBUTIONS.

         In the event that the limitation imposed by Section 6.5 is not satisfied for any Plan Year, Participant After-tax Savings (including recharacterized Section 401(k) Contributions) credited to a Participant's Account shall, to the extent such credited amounts constitute "excess aggregate contributions" (within the meaning of Section 401(m)(6)(B) of the Code, and after taking into account the last paragraph of Section 3.1(a) and Section 6.7), be distributed to such Participant on or before the date which is two and one-half (2-1/2) months after the end of the Plan Year to which such credited amounts relate. Distribution of credited amounts shall include any income attributable thereto, and shall be determined in accordance with regulations promulgated by the United States Secretary of the Treasury under Section 401(m) of the Code.

         6.7      SPECIAL PROVISION FOR ALLOCATING COMPANY CONTRIBUTIONS.

         Notwithstanding any other provision of this Plan, Company contributions pursuant to Section 3.1(a) shall be allocated and applied to the accounts of Participants who are not Highly Compensated Employees as if the reduction of contributions provided in the last paragraph of Section 3.l(a) had not taken place. Company contributions shall be allocated and applied to the accounts of Highly Compensated Employees after taking into account the reduction of contributions provided in the last paragraph of Section 3.1(a) so that no amounts constituting "excess aggregate contributions" (within the meaning of Section 401(m)(6)(B) of the Code) are allocated to the Company Contribution Account of any Participant under this Article VI.

         6.8  ALLOCATION OF NET INCOME.

         The net income of each Fund (after deducting related Investment Expenses and the Pro Rata Share of Administrative Expenses), together with the realized and unrealized investment profits or losses, as certified by the Trustees pursuant to Section 20.9, shall be allocated proportionately to the Subaccounts of each Participant to the extent invested in each such Fund, as of the close of each Month. The allocation described in this Section 6.8 shall be based on the balances of the Subaccounts identified in the preceding sentence as of the end of the prior Month, plus one-half of all After-tax Savings and

Section 401(k) Contributions which have been deposited since the close of such prior Month into eachSubaccount, plus any transfers into each Subaccount from a Subaccount invested in any other Fund which have occurred since the close of such prior Month, less any transfers from such Subaccount into a Subaccount invested in any other Fund which have occurred since the close of such prior Month, and less one-half of all distributions which have been made to Participants from the After-tax Savings Account, Section 401(k) Contribution Account and Company Contribution Account since the close of such prior Month.

         If, at the time the allocation described in this Section 6.8 is made, the balance in a given Participant's Account is zero, then no allocation of net income shall be made under this Section to such account.

         6.9  ALLOCATION OF FORFEITURES.

         Forfeitures, as described in Section 9.5(a), shall first be applied to the restoration of forfeitures of Terminated Participants readmitted to the Plan in accordance with Section 9.5(b). The balance, if any, shall be reallocated as of the end of each Fiscal Year among the Company Contribution Accounts of Participants and Former Participants, subject to Section 6.5. Reallocation of forfeitures shall be proportionate based upon the ratio of each Participant's Combined Basic Savings for the current Fiscal Year to the aggregate total Combined Basic Savings of all Participants for the current Fiscal Year. Any forfeiture reallocated to the Company Contribution Account of a Participant shall be further allocated among such Participant's Fund Subaccounts in accordance with the provisions of Article XV.

         6.10  ALLOCATION OF UNCLAIMED BENEFITS.

                  (a) METHOD OF ALLOCATION. Unclaimed benefits, as described in Section 20.11, shall be reallocated in the same manner as forfeitures as provided in Section 6.9.

                  (b) REDUCTION IN FORFEITURES. If the Plan Administrator pays any unclaimed benefits which had previously been reallocated hereunder, the amount of such benefits shall reduce the amount of forfeitures otherwise reallocated pursuant to Section 6.9. In the event that forfeitures for the Fiscal Year in question are not sufficient to pay any unclaimed benefits, the Company contribution for such Fiscal Year shall first be applied for such payment.

         6.11  ALLOCATION LIMITATIONS.

                  (a) MAXIMUM ADDITIONS. Notwithstanding anything to the contrary contained in the Plan, the sum of: (1) the total Additions made to the Account of a Participant under this Plan for any Fiscal Year; and (2) the "annual additions" (as defined in Section 415 of the Code) made to the account of a Participant under any other qualified defined contribution plan maintained by the Company or any Affiliated Company, shall not exceed the Maximum Permissible Amount.

                  (b) CORRECTION OF EXCESS. If the Maximum Permissible Amount is exceeded in any Fiscal Year for any Participant, any Additional After-tax Savings under Article IV made by the Participant to the Plan for the Fiscal Year and otherwise allocable to the Participant's After-tax Savings Account, which cause the excess, shall be distributed to the Participant. If, after returning such Additional After-tax Savings to the Participant, an excess still exists, such excess shall be reallocated to the Company Contribution Accounts of the remaining Participants on the same basis as the Company contribution is allocated pursuant to Section 6.4. The foregoing or anything contained in paragraph (c) of this section notwithstanding, no portion of the balance in a Participant's Section 401(k) Contribution Account may be reallocated or returned to the Participant from that account.

                  (c) FURTHER  LIMITATIONS  ON  ADDITIONS.  Notwithstanding  the
foregoing provisions of this Section 6.11, the otherwise permissible annual additions for any Participant under this Plan shall be further reduced to the extent necessary, as determined by the Committee to prevent disqualification of the Plan under Section 415 of the Code, which imposes additional limitations on the benefits payable to Participants who also may be participating in another tax-qualified pension, profit sharing, savings or stock bonus plan of the Company or any Affiliated Company. The Committee shall advise affected Participants of any additional limitation of their annual Additions required by the preceding sentence.

         6.12  TRANSFERS TO OTHER TRUSTS.

                  (a) TIME AND MANNER. After the Effective Date, the trustees of the Prior Plan transferred directly to the Trustees, and the Trustees accepted, the assets and liabilities representing the full account balance (both vested and unvested) as of the Effective Date of any participant or former participant in the Prior Plan who upon the Effective Date becomes an Employee of Host Marriott Corporation. Additionally, if the account balance of any such participant was valued at zero on the Effective Date, such zero account balance was deemed to have been transferred.

                  (b) BEGINNING ACCOUNT BALANCES AFTER TRANSFER. The amounts transferred from the Prior Plan pursuant to paragraph (a) of this section shall be held as follows:

                           (1)      All amounts (and any gains or losses
thereon) that were deposited in the Prior Plan as employee contributions shall be held in the Participant's After-tax Savings Account.

                           (2)      All amounts (and any gains or losses
thereon) that were deposited in the Prior Plan as participant-elected company contributions shall be held in the Participant's Section 401(k) Contribution Account.

                           (3)      All amounts (and any gains or losses
thereon) that were deposited in the Prior Plan as Company contributions and forfeitures shall be held in the Participant's Company Contribution Account.

         The Participant's Accounts shall continue to be invested based on the most recent investment election filed by the Participant under the Prior Plan, until such time as the Participant files a new election in the manner specified in Sections 15.1 and 15.2.

         6.13  TRANSFERS FROM OTHER QUALIFIED PLANS.

                  (a) MANNER OF TRANSFER. A Participant who has had distributed to him his entire interest in a plan meeting the requirements of Section 401(a) of the Code (the "Other Plan") may, in accordance with the procedures approved by the Committee, transfer the distribution received from the Other Plan to the Trustees, provided the following conditions are met:

                           (1)      The transfer occurs on or before the
sixtieth (60th) day following the Employee's receipt of the distribution from the Other Plan;

                           (2)      The distribution from the Other Plan
qualifies as an "eligible rollover distribution" (within the meaning of Section 402(a)(5)(E)(i) of the Code); and

                           (3)      The amount transferred is equal to any
portion of the distribution the Employee received from the Other Plan, less the amount, if any, considered employee contributions (as defined in Section
402(a)(5)(E)(ii) of the Code) in accordance with Section 402(a)(5)(B) of the Code.

Notwithstanding the foregoing, if a Participant transferred an "eligible rollover distribution" from another plan meeting the requirements of Section 401(a) of the Code to an individual retirement account ("IRA") (as defined in Section 408 of the Code) to which the Participant has made no contributions other than rollover contributions, the Participant may transfer any amount from the IRA to this Plan; provided, however, that such rollover amount must be deposited with the Trustees on or before the sixtieth (60th) day following the Employee's receipt of the distribution from the IRA.

                  (b) GOVERNING PROVISIONS. The Committee shall develop such procedures, and may require such information from an Employee desiring to make such a transfer, as it deems necessary to determine that the proposed transfer will meet the requirements of this Section 6.13 and will not jeopardize the tax qualified status of the Plan. All amounts transferred pursuant to this Section
6.13 shall be deposited in the Trust Fund and shall be credited to a rollover account. The rollover account shall be one hundred percent (100%) vested in the Participant, shall share in income allocations in accordance with Section 6.8 (but shall not share in Company contributions or forfeiture allocations) and shall be invested in accordance with the provisions of Article XV. Distributions of amounts so transferred shall be subject to the same restrictions as those stated in Section 5.11.

                                   ARTICLE VII

                                     VESTING


         7.1  VESTING OF AFTER-TAX SAVINGS ACCOUNT.

         The interest of each Participant in the assets of the Trust Fund derived from the Participant's After-tax Savings (and the earnings thereon computed in accordance with Article VI) shall vest to the extent of one hundred percent (100%) in such Participant as soon as such After-tax Savings are withheld from his Compensation pursuant to Article IV and as soon as the earnings on such After-tax Savings are credited pursuant to Article VI.

         7.2  VESTING OF SECTION 401(K) CONTRIBUTION ACCOUNT.

         The interest of each Participant in the assets of the Trust Fund derived from Section 401(k) Contributions (and the earnings thereon computed in accordance with Article VI) shall vest to the extent of one hundred percent (100%) in such Participant as soon as such Section 401(k) Contributions are made on his behalf by the Company pursuant to Article V and as soon as the earnings thereon are credited pursuant to Article VI.

         7.3  VESTING OF COMPANY CONTRIBUTION ACCOUNT.

                  (a) VESTING SCHEDULE. The interest of Participants or Former Participants in their Company Contribution Accounts shall vest as follows:


     PERIOD OF SERVICE                                VESTED PERCENT OF COMPANY
                                                         CONTRIBUTION ACCOUNT

     Less than 3 years                                              0%
     At least 3 years but less than 4 years                        20%
     At least 4 years but not less than 5 years                    40%
     At least 5 years but not less than 6 years                    60%
     At least 6 years but not less than 7 years                    80%
     7 years of more                                              100%


                  (b) SERVICE TO BE CREDITED UPON RESUMPTION OF EMPLOYMENT. Upon an Employee's resumption of employment, all Service with the Company (including Service before and after such reemployment) shall be counted for purposes of determining his vested interest in his Company Contribution Account, if any.

                  (c) DEFINITION OF "SERVICE". For purposes of determining his vested interest in his Company Contribution Account, "Service" means the aggregate of the period or periods during which the Participant or Former Participant was an Employee with the Company, a Predecessor Company and any other employer that is required to be aggregated with the Company under Section 414 of the Code. Such Service shall include the period following a Separation Date described in Section 1.65(a) if a Participant's or Former Participant's next Employment Date occurs within the 12-consecutive month period following such Separation Date; provided, however, that if a Participant or Former Participant is otherwise absent from employment, the period following such Separation Date shall be counted as

Service only if the Participant's or Former Participant's next Employment Date occurs within the 12-consecutive month period following the commencement of such other absence from employment. "Service" shall also include any periods of absence from active employment followed by a Separation Date, and periods of approved leaves of absence granted in accordance with a nondiscriminatory leave policy; provided, however, that if the Participant or Former Participant does not resume status as an Employee of the Company at the time agreed upon by the Company and the Participant, the Participant shall be deemed to be discharged at such time.

                  (d) AUTOMATIC 100% VESTING. Notwithstanding paragraph (a) of this section, all of the Participant's or Former Participant's interest in the Trust Fund shall vest in such Participant to the extent of one hundred percent (100%) upon the earlier of the following:

                           (1)      Death;

                           (2)      Permanent Disability; or

                           (3)      Attainment of age 55 for Class B
Participants and age 45 for Class A Participants.

         Such vesting in the event of Permanent Disability is intended to provide "accident or health insurance" as described in Section 105(a) of the Code, in providing benefits for the permanent loss or loss of use of a member or function of the body, or the permanent disfigurement of Participants, to the extent that Permanent Disability results.

         7.4      VESTING OF AMOUNTS TRANSFERRED PURSUANT TO SECTION 6.12.

         A Participant's vested interest in any amounts transferred to this Plan pursuant to Section 6.12 is determined as follows:

                  (a)  Any  amount  held  in  this  Plan   pursuant  to  Section
6.12(b)(1) shall at all times be one hundred percent (100%) vested in the Participant.

                  (b)  Any  amount  held  in  this  Plan   pursuant  to  Section
6.12(b)(2) shall at all times be one hundred percent (100%) vested in the Participant.

                  (c) For purposes of determining a Participant's vested interest in his Company Contribution Account held in this Plan pursuant to
Section 6.12(b)(3), employment with a Predecessor Company is deemed to be employment with the Company and an individual's separation date and next employment date under the Prior Plan are deemed to be the Employer's Separation Date and next Employment Date under this Plan.

                                  ARTICLE VIII

                        TERMINATION AND DISTRIBUTION UPON
                         RETIREMENT, DEATH OR DISABILITY

         8.1  RETIREMENT.

         Upon retirement, a Participant shall be eligible to receive the balance in his Account. Retirement for purposes of this Plan may be elected by any Participant upon attaining the earliest of the following age:

                  Class A Participants - Age 45

                  Class B Participants - Age 55

                  Any age after two hundred forty (240)
                  Months of Credit with the Company

         8.2  DEATH.

         The death of any Participant or Former Participant shall be reported promptly to the Plan Administrator by the Company. The death of a Terminated Participant or a Retired Participant shall be reported to the Plan Administrator by dependents or beneficiaries who are directly concerned. Upon the Participant's death, the Participant's Beneficiary shall be entitled to payment of the balance of the Participant's Account in the manner provided by the Plan.

         8.3  DISABILITY.

         The termination of a Participant's employment with the Company by reason of Permanent Disability shall be promptly certified to the Plan Administrator by the Company. Upon such termination of employment, the Participant shall be eligible to receive the balance in his Account.

         8.4  VALUATION AND ADJUSTMENT OF ACCOUNT BALANCES.

         The Account  balance of a Retired,  Deceased  or  Disabled  Participant shall be valued as of the Valuation Date coinciding with or immediately preceding the date distribution is made to such Participant or Beneficiary, as applicable. All such Account balances shall be adjusted as of such Valuation Date to reflect such Participant's advance pro rata share of the current year Company Contribution. Such advance allocation of current year Company Contribution shall be an amount equal to the product of (a) the average weekly Company Contribution rate calculated based on the quarter Company Contribution forecast for the quarter of the Fiscal Year prior to the Distribution Date, multiplied by (b) the number of full weeks during the current Fiscal Year coinciding with or immediately preceding the date the distribution is made. There will be no pro rata credit of forfeitures for a partial Fiscal Year.

         8.5  AVAILABLE PAYMENT OPTIONS.

         A Retired, Deceased or Disabled Participant's Account balance shall be distributed by the Trustees under such of the following payment options as the Participant (or, if a Deceased Participant shall have failed to select a payment option, as his Beneficiary) shall determine:

                  (a)      Lump sum cash payment;

                  (b) Purchase of term annuity (such annuity shall be a Qualified Joint and Survivor Annuity for a married Participant, unless waived pursuant to Section 8.6(b));

                  (c) Deferred payments in installments in any amount from time to time or over a period of time specified by the Participant, including installment payments in substantially equal amounts; or

                  (d) Variable payment accounts with regulated investment companies.

         8.6  QUALIFIED JOINT AND SURVIVOR ANNUITY.

                  (a) CASH PAYMENTS IN LIEU OF A QUALIFIED JOINT AND SURVIVOR ANNUITY. A married Participant who has selected a Qualified Joint and Survivor Annuity (hereinafter "QJSA"), pursuant to Section 8.5(b), may elect instead that the present value of such annuity be distributed in cash if:

                           (1)      The value of the QJSA does not (and did not
at the time of any prior distribution or withdrawal) exceed Three Thousand Five Hundred Dollars ($3,500); provided such distribution shall not be made after the Annuity Starting Date unless the Participant and his Spouse (or the Surviving Spouse, if the Participant has died) consent in writing to such distribution; or

                           (2)      The present value of the QJSA exceeds (or,
at the time of any prior distribution or withdrawal, exceeded) Three Thousand Five Hundred Dollars ($3,500), and the Participant and his Spouse (or the Surviving Spouse, if the Participant has died) consent in writing to the distribution.

                  (b) WAIVER OF QUALIFIED JOINT AND SURVIVOR ANNUITY. A married Participant who has selected a QJSA, pursuant to Section 8.5(b), may elect to waive the QJSA payment option. Such waiver must be made within the ninety (90) day period ending on the Participant's Annuity Starting Date with respect to such benefit. A Participant may subsequently revoke the election to waive the QJSA and elect again to waive the QJSA at any time and any number of times prior such Annuity Starting Date. All such elections and revocations shall be in writing. Any election to waive the QJSA must:

                           (1)      Specify the alternate payment option
elected;

                           (2)      Be accompanied by the designation of a
specific nonspouse Beneficiary (including any class of beneficiaries or any contingent beneficiaries) who will receive the benefit upon the Participant's death, if applicable; and

                           (3)      Be accompanied by Spousal Consent, to the
extent required under this Section.

Notwithstanding the above, no consent under this paragraph (b) shall be valid unless, within thirty (30) days and no more than ninety (90) days before the Annuity Starting Date, the Plan Administrator has provided the Participant with the written explanation described in paragraph (c) of this section.

                  (c) WRITTEN EXPLANATION. The written explanation shall contain the following:

                           (1)      The terms and conditions of the QJSA;

                           (2)      The Participant's right to make, and the
effect of, an election to waive the QJSA payment option;

                           (3)      The rights of the Participant's Spouse; and

                           (4)      The right to make, and the effect of, a
revocation of a previous election to waive the QJSA.

                  (d) RESULT OF EFFECTIVE WAIVER. In the event of an effective waiver of the QJSA payment option, in accordance with the terms of paragraph (b) of this section, the amount payable to the married Retired or Disabled Participant (or to the Beneficiary of a Deceased Participant) shall be distributed by the Trustees or their delegate under such of the alternate payment options set forth in Section 8.5 as the Participant or his legal representative may select.

                  (e) SPOUSAL CONSENT. A Spousal Consent shall be in one of the following forms:

                           (1)      A "specific consent" shall specify the
non-spouse Beneficiary, if any, and the alternate payment option elected.

                           (2)      A "general consent" shall allow the
Participant, without further Spousal Consent, to change the Beneficiary designation and to elect any alternate payment option, if such general consent indicates that the Spouse has the right to limit his consent to a specific Beneficiary and alternate payment option and that such Spouse voluntarily elects to relinquish such right.

                           (3)      A "limited general consent" shall allow the
Participant, without further Spousal Consent, to change the Beneficiary designation to any person or persons (natural or otherwise) among those set forth in writing and to elect one or among a list of payment options set forth in writing, or any combination of the above.

Once made, a general consent shall be irrevocable. A specific or limited consent shall be irrevocable unless the Participant changes his Beneficiary designation or revokes his election to waive the Qualified Joint and Survivor Annuity; upon such event, a specific consent and a limited general consent (if the Participant's subsequent Beneficiary designation or election of a payment option is not among those options expressly set forth in the limited general consent) shall be deemed to be revoked.

         Notwithstanding the foregoing, Spousal Consent is not required if the Participant establishes to the satisfaction of the Plan Administrator that such written consent may not be obtained because there is no Spouse or that the Spouse cannot be located. In addition, no Spousal Consent is necessary if the Participant has been legally separated or abandoned within the meaning of local law and the Participant provides the Plan Administrator with a court order to that effect, so long as such court order does not conflict with a Qualified Domestic Relations Order. If the Spouse is legally incompetent to consent, the Spouse's legal guardian may consent on his behalf, even if the legal guardian is a Participant.

         8.7 DISTRIBUTIONS UPON MARRIED PARTICIPANT'S DEATH.

         If a Participant is married on the date of his death, the full amount of the Participant's Account balance, adjusted in accordance with Section 8.4, shall be payable on the death of the Participant to the Participant's Surviving Spouse, unless the Participant's Surviving Spouse has given Spousal Consent to the designation of a specific non-spouse Beneficiary (including any class of beneficiaries or any contingent beneficiaries) who will receive the Account balance upon the Participant's death.

         8.8  GENERAL DISTRIBUTION REQUIREMENTS.

         The distributions of benefits to which Participant or Beneficiaries become entitled to shall be made in accordance with this Section 8.9. Notwithstanding any provision to the contrary, all Plan distributions shall comply with the requirements of Section 401(a)(9) of the Code and the regulations thereunder, including the incidental death benefit distribution rules of Section 1.401(a)(9)-2 of the Treasury Regulations.

                  (a) DISTRIBUTIONS TO PARTICIPANTS. The Participant's Account balance shall be distributed or begin to be distributed no later than the Participant's Required Beginning Date and may only be distributed over:

                           (1)      A period of years not to exceed the
life-expectancy of the Participant, or the joint life expectancy of the Participant and the Participant's designated Beneficiary; or

                           (2)      The life of the Participant, or the lives of
the Participant and the Participant's designated Beneficiary.

Life expectancy shall be recalculated annually.

                  (b) DISTRIBUTIONS TO BENEFICIARY. Notwithstanding any other provision of this Article VIII, any distribution to a Participant's Beneficiary must comply with the following requirements:

                           (1)      If the Participant dies after distribution
of his Account balance has begun, then the remaining portion of such Account balance shall be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

                           (2)      If the Participant dies before receiving any
portion of his Account balance, then distribution of the Participant's entire Account balance shall be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death unless:

                                    (A)     The Beneficiary elects to receive
payments over his life (or over a period not extending beyond his life expectancy), in which case the first installment must be made by December 31 of the calendar year immediately following the calendar year in which the Participant died; or

                                    (B)     In the case of a Beneficiary who is
a Surviving Spouse, the Surviving Spouse elects to receive installment payments as set forth in paragraph (b)(2)(A) of this section, in which case the first installment may be deferred until the later of:
December 31 of the calendar year immediately following the calendar year in which the Participant died, or December 31 of the calendar year in which the Participant would have attained age 70-1/2.

Such an election shall be made by the earlier of: the date the distribution is required to be made under paragraph (b)(2) of this section, or December 31 of the calendar year which contains the fifth (5th) anniversary of the
Participant's death. If the Participant has no Beneficiary, or if the Beneficiary does not elect a method of distribution, distribution of the entire Account balance shall be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

If the Surviving Spouse dies after the Participant, but before payments to such Surviving Spouse begin, then the provisions of paragraph (b)(2) of this section, with the exception of paragraph (b)(2)(B) of this section, shall be applied as if the Spouse were the Participant.

                  (c)   COMMENCEMENT   OF   DISTRIBUTION.   Distribution   of  a
Participant's Account balance shall be made or commence no later than 60 days after the close of the Plan Year in which occurs the latest of:

                           (1)      The date on which the Participant attains
age 62;

                           (2)      The tenth anniversary of the year in which
the Participant commenced participation in the Plan; or

                           (3)      The date on which the Participant terminates
employment with the Company.

Notwithstanding the preceding sentence, no payment will be made under the Plan until the Participant files a written claim for such payment, unless otherwise required by the Plan.

         8.10  FORM OF PAYMENT.

         Distribution may be in cash or employer securities, except that any distribution of employer securities shall be limited to the amount of such securities credited to the Participant's account under the Host Marriott Services Stock Fund.

         8.11  MANDATORY CASH-OUT OF SMALL ACCOUNTS.

         Notwithstanding any other provision of this Article VIII, if the total value of the Participant's Account does not (and did not at the time of any other distribution or withdrawal) exceed Three Thousand Five Hundred Dollars ($3,500), the Plan Administrator shall direct the Trustee to distribute as soon as practicable the full amount thereof to the Participant, his legal representative or Beneficiary to the extent permitted by Section 411(a)(11) of the Code and Section 203(e) of ERISA, and subject to Section 5.11.

         8.12  ACCOUNT BALANCE.

         For purposes of this Article VIII, Account balance shall include any rollover account balance.

         8.13  SPECIAL RULE FOR ROLLOVERS OUT OF THE PLAN.

         Notwithstanding any provision of the Plan to the contrary that would otherwise limit the election of a Distributee under this Article VIII, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover. Any portion of an Eligible Rollover Distribution that is not paid directly to an Eligible Retirement Plan shall be subject to applicable income tax withholding. For purposes of this Section 8.13, a "direct rollover" is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                   ARTICLE IX

                        TERMINATION AND DISTRIBUTION UPON
                      TERMINATION OF EMPLOYMENT OTHER THAN
                       FOR RETIREMENT, DEATH OR DISABILITY


         9.1  TERMINATED PARTICIPANT.

         Upon a Participant's or Former Participant's termination of employment with the Company for any reason other than retirement, death or Permanent Disability, the Company shall promptly notify the Plan Administrator in writing of such fact and such Participant shall become (a) a Terminated Participant if such Participant has not attained retirement age (as provided in Section 8.1), or (b) a Retired Participant if such Participant has attained retirement age (as provided in Section 8.1). In the event a Terminated Participant has attained retirement age, the provisions of Article VIII shall thereafter apply to such Participant.

         9.2      DISTRIBUTION OF AFTER-TAX SAVINGS AND SECTION 401(K)
CONTRIBUTIONS.

         The balance of a Terminated Participant's After-tax Savings Account and
Section 401(k) Contribution Account (as determined in accordance with Articles IV and V) shall be valued as of the Valuation Date coinciding with or immediately preceding the date distribution is made to the Participant, and shall be subject to distribution in the same manner as provided in Sections 8.5,
8.7 and 8.9(c) (and in the same forms as provided in Section 8.10) without discrimination in favor of or against any class.

         9.3  DISTRIBUTION OF VESTED COMPANY CONTRIBUTION ACCOUNT.

                  (a) GOVERNING RULE. The vested interest of the Terminated Participant in the Terminated Participant's Company Contribution Account (as determined in accordance with Article VII) shall be valued as of the Valuation Date coinciding with or immediately preceding the date distribution is made to the Participant, and shall be subject to distribution in the same manner as provided in Section 8.5 and 8.9(c) (and in the same forms as provided in Section 8.10) without discrimination in favor of or against any class. A Terminated Participant may elect to defer distribution of his vested interest until the earliest of the date such Terminated Participant attains age 62, dies, or suffers a Permanent Disability; provided, however, that the Terminated Participant may elect to commence distribution in any of the forms of payment available under Section 8.5 as of any earlier date after the date on which he becomes a Terminated Participant. There will be no pro rata credit of the Company Contribution or forfeitures for the partial Fiscal Year in valuing a Terminated Participant's Company Contribution Account.

                  (b) SPECIAL ADJUSTMENTS. In addition to the foregoing, if a Participant ceases to be an Employee as a result of the sale of a unit (the "Participant's Unit") of Marriott Family Restaurants Inc. in which a Participant is employed, then the Account balance of such Participant ("Marriott Family Restaurants Terminated Participant") shall be adjusted as of the end of the week (the "Marriott Family Restaurants Unit Final Week") immediately preceding or coinciding with the closing date of the sale of the Participant's Unit to reflect the Marriott Family Restaurants Terminated Participant's advance pro rata share of the Company Contributions for a Fiscal Year by using the following methodology. A Marriott Family Restaurants Terminated Participant's advance pro rata share of the Company Contribution shall mean the Marriott Family Restaurants Terminated Participant's pro rata share (as determined in the manner provided in Section 6.4) as of an amount equal to the product of (1) the most Current Fiscal Year

Company Contribution Forecast (as defined below), and (2) a fraction, the numerator of which is the number of full weeks during the Fiscal Year up to and including he Marriott Family Restaurants Unit Final Week and the denominator of which shall be the number of weeks in said Fiscal Year; provided, however, there will be no pro rata credit of forfeitures for a partial Fiscal Year allocated to Marriott Family Restaurants Terminated Participants. For purposes of the foregoing, adjustments shall be made only to the accounts of those Participants
(1) who are Employees working in or affiliated with Marriott Family Restaurants, Inc. on the day before the closing date ("Closing Date") of the sale of the Participant's Unit and (2) who cease to be Employees as of the Closing Date.

The Current Fiscal Year Company Contribution Forecast shall mean the most current report prepared as of the Marriott Family Restaurants Unit Final Week by the reports section of the corporate accounting department of Host Marriott Services Corporation, using the same methodology as that used in preparing the regular quarterly forecast reports to the Plan Administrator.

         9.4  MANDATORY CASH-OUT OF SMALL ACCOUNTS.

         Notwithstanding any other provision in this Article IX, if the total value of the Terminated Participant's Account does not (and did not at the time of any prior distribution or withdrawal) exceed Three Thousand Five Hundred Dollars ($3,500), the Plan Administrator shall direct the Trustee to distribute as soon as practicable the full amount thereof to the Terminated Participant or his legal representative or Beneficiary to the extent permitted by Section 411(a)(11) of the Code and Section 203(e) of ERISA, and subject to Section 5.11.

         9.5  UNVESTED COMPANY CONTRIBUTIONS.

                  (a) FORFEITURE. Any portion of a Terminated Participant's Company Contribution Account, which has not vested at the time the Participant's employment is terminated will be forfeited. Such forfeiture shall be valued as of the Valuation Date immediately preceding the date such Participant terminates employment.

                  (b)      RESTORATION OF FORFEITURE.

                           (1)      GENERAL RULE.  Subject to the requirements
of paragraph (c) of this section, a Terminated Participant (described in paragraph (a) of this section) who resumes status as an Employee of the Company before incurring five (5) consecutive One-Year Breaks in Service and who is readmitted to the Plan in accordance with Section 2.2 shall have his forfeited amounts restored and added to his new Company Contribution Account (where it will vest in accordance with Article VII).

Notwithstanding the above, if a Participant's termination of employment is due to a "maternity or paternity leave," then the number "six (6)" shall be substituted for the number "five (5)" in the preceding sentence. For purposes of this paragraph (b), "maternity or paternity leave" means termination of employment or absence from work due to: (i) the pregnancy of the Participant,
(ii) the birth of a child of the Participant, (iii) the placement of a child in connection with the adoption of the child by a Participant, or (iv) the caring for a Participant's child during the period immediately following the child's birth or placement for adoption. The Plan Administrator shall determine, under rules of uniform application and based on information provided to the Plan Administrator by the Participant, whether or not the Participant's termination of employment or absence from work is due to "maternity or paternity leave."

                           (2)      SPECIAL RULE FOR AMOUNTS TRANSFERRED
PURSUANT TO SECTION 6.12. Subject to the requirements of paragraph (c) of this section, a person who forfeited a portion of his company contribution account under the Prior Plan and whose vested account balance (minus such forfeitures) is held by the Marriott International, Inc. Employees' Profit Sharing, Retirement and Savings Plan and Trust shall, upon becoming an Employee of the Company before incurring the Breaks in Service described in paragraph (b)(1) of this section and upon being admitted to the Plan in accordance with Section 2.2, have his forfeited amounts restored to his new Company Contribution Account (where they will vest in accordance with Article VII) to the extent that such forfeited amounts have not been restored under the Marriott International, Inc. Employees' Profit Sharing, Retirement and Savings Plan and Trust.

                  (c) DISTRIBUTION PRIOR TO REEMPLOYMENT. A Terminated Participant described in paragraph (b) of this section who previously received a distribution will have his forfeitures restored only if he repays, at any time prior to the end of a period of five (5) consecutive One Year Breaks in Service commencing on the date such distribution is made:

                           (1)      The entire amount of distribution, if any,
previously received from the Terminated Participant's After-tax Savings Account under Section 9.2;

                           (2)      The entire amount of distribution, if any,
previously   received  from  the   Terminated   Participant's   Section   401(k)
Contribution Account under Section 9.2; and

                           (3)      The entire amount of distribution, if any,
previously   received  from  the   Terminated   Participant's   Vested   Company
Contribution Account under Section 9.3.

Any repayment made by a Participant pursuant to this paragraph (c) shall be made by means of a single lump sum cash payment.

         9.6  ACCOUNT BALANCE.

         For purposes of this Article IX, Account balance shall include any rollover account balance.

         9.7  SPECIAL RULE FOR ROLLOVERS OUT OF THE PLAN.

         The special rule provided in Section 8.13 shall apply to distributions under this Article IX.

                                    ARTICLE X

                    DISTRIBUTION DURING CONTINUED EMPLOYMENT


         10.1  WITHDRAWAL OF AFTER-TAX SAVINGS.

                  (a) WITHDRAWAL OF ADDITIONAL AFTER-TAX SAVINGS. A Participant or Former Participant may withdraw his Additional After-tax Savings at any time and continue to participate in the Plan after such withdrawal.

                  (b) WITHDRAWAL OF BASIC AFTER-TAX SAVINGS. A Participant or Former Participant may withdraw his Basic After-tax Savings at any time. However, upon withdrawing such Basic After-tax Savings, the Participant shall cease to participate in the Plan and shall in all respects become a Former Participant, except as otherwise provided in Section 10.5 and subject to the provisions of Section 2.4.

                  (c) VALUATION OF AFTER-TAX SAVINGS ACCOUNT. The After-tax Savings Account of the Participant or Former Participant shall be valued as of the Valuation Date coinciding with or immediately preceding the date distribution is made to the Participant or Former Participant.

                  (d) FORM OF PAYMENT. Withdrawals of After-tax Savings under this Section 10.1 (including the withdrawal of any earnings thereon) shall be distributed in whole or in part as a single lump sum cash payment.

                  (e) TAXATION OF WITHDRAWAL. Any withdrawal of After-tax Savings shall be nontaxable to the Participant or Former Participant provided that such withdrawn amounts are less than the amount of all After-tax Savings deposited by the Participant into the Trust Fund before January 1, 1987. After the amount of After-tax Savings equals the amount of all After-tax Savings deposited by the Participant into the Trust Fund before January 1, 1987 and not previously distributed, a portion of all future withdrawals shall be treated as consisting in part of taxable earnings, determined in accordance with Section 72(e)(8) of the Code. The nontaxable percentage of such distributions shall be a fraction (a) the numerator of which equals the amount of After-tax Savings held in the Participant's Account, and (b) the denominator of which equals the balance in the Participant's After-tax Savings Account.

         10.2  WITHDRAWAL OF SECTION 401(K) CONTRIBUTION.

         Distribution of a Participant's or Former Participant's Section 401(k) Contribution Account (and the earnings thereon) is subject to Section 5.11 and the limitations of Section 401(k) of the Code.

         10.3  WITHDRAWAL OF VESTED COMPANY CONTRIBUTION ACCOUNT.

         A Participant or Former Participant may not withdraw his vested Company contributions (or any earnings thereon) during his continued employment, except as provided in Section 10.5.

         10.4  READMISSION OF FORMER PARTICIPANT TO PLAN.

         A Former Participant who terminates participation in the Plan during continued employment shall be entitled to readmission thereto as provided in
Section 2.4.

         10.5  DISTRIBUTIONS UPON ATTAINMENT OF AGE 59-1/2.

         Upon attainment of age 59-1/2, a Participant or Former Participant may elect to withdraw the entire balance of his After-tax Savings Account, Section 401(k) Contribution Account and vested Company Contribution Account and continue participation in the Plan, provided that he has been a Participant for at least sixty (60) months. In the event the Participant has not completed sixty (60) months of participation in the Plan, he may elect to withdraw the entire balance of his After-tax Savings Account, Section 401(k) Contribution Account and vested Company Contribution Account; however, such Participant must thereupon terminate participation in the Plan and shall in all other respects be treated as a Former Participant. Application for withdrawal under this Section 10.5 by Participants or Former Participants shall be made in writing and shall be made in accordance with the distribution and the spousal consent requirements set forth in Article VIII.

         10.6  ACCOUNT BALANCE.

         For purposes of this Article X, Account balance shall include any rollover account balance.

         10.7  HARDSHIP WITHDRAWALS.

                  (a) TERMS OF HARDSHIP WITHDRAWALS. Any Participant who sustains a Hardship may submit a request to the Plan Administrator for a distribution from the Plan as may be necessary to meet such Hardship. The Plan Administrator shall have the power in its sole discretion to approve or disapprove (in whole or in part) any such request, based on the standards set forth in this Section 10.7. Any distribution to a Participant pursuant to this
Section 10.7 shall not exceed the amount required to meet the Hardship, and distribution shall be made only if participant represents in writing that such amount is not reasonably available from other resources of the Participant as described in Treas. Reg. Section 1.401(k)-1(d)(2)(ii)(B). Such distributions shall be limited to the sum of (1) amounts in the Participant's Section 401(k) Contribution Account attributable to amounts accrued under the Prior Plan on or before December 31, 1988 (along with earnings attributable thereto), plus (2) amounts in the Participant's Section 401(k) Contribution Account accrued after December 31, 1988 (exclusive of any earnings).

                  (b) RESTRICTIONS. Participants receiving Hardship distribution under this Section 10.7 shall be subject to the following restrictions:

                           (1)      The Participant's limit under Section 402(g)
of the Code on Section 401(k) Contributions for the Fiscal Year immediately following the Fiscal Year in which a distribution is made to the Participant shall be reduced by the amount of Section 401(k) Contributions for the Fiscal Year in which such distribution was made; and

                           (2)      The Participant shall be prohibited for
twelve (12) months from the date of a distribution under this Section 10.7 from electing any Section 401(k) Contributions under Article V or making contributions of Basic or Additional After-tax Savings under Article IV of this Plan. The Participant shall likewise be prohibited for the same twelve (12) month period from making employee contributions under any deferred compensation plan of the Company, in accordance with written guidelines set forth by the Committee.

                  (c) SPOUSAL CONSENT. If the Participant is married at he requests a Hardship withdrawal, disbursement of the amount to be withdrawn may not be made unless such Participant's

Spouse consents in writing to the withdrawal. Such consent shall be obtained no earlier than the beginning of the 90 day period that ends on the date on which the withdrawal is to be made. The consent must be in writing, must acknowledge the effect of the withdrawal, and must be witnessed by a plan representative or notary public. Notwithstanding the foregoing, if the Participant establishes to the satisfaction of the Plan Administrator that such written consent may not be obtained because there is no Spouse or that the Spouse cannot be located, then no spousal consent is required. In addition, no spousal consent is necessary if the Participant has been legally separated or abandoned within the meaning of local law and the Participant provides the Plan Administrator with a court order to that effect, so long as such court order does not conflict with a Qualified Domestic Relations Order. If the Spouse is legally incompetent to consent, the Spouse's legal guardian may consent on his behalf, even if the legal guardian is a Participant; and

                  (d)  COMMITTEE  GUIDELINES  AND  DETERMINATION.  The Committee
shall set forth written guidelines for the Administrator to make its determination under this Section 10.7 in accordance with the above standards (and the definition of Hardship) in a uniform and nondiscriminatory manner. The Committee shall make its determination under this Section 10.7 in accordance with the above standards (and the definition of Hardship) and in a uniform and nondiscriminatory manner.

         10.8  SPECIAL RULE FOR ROLLOVERS OUT OF THE PLAN.

         Unless otherwise provided by a provision of the Code, the rule provided in Section 8.13 shall apply to distributions under this Article X.

                                   ARTICLE XI

                              LOANS TO PARTICIPANTS


         11.1  GENERAL PROVISIONS.

         The Committee shall direct the Trustees to make a loan to Participants who are "parties in interest" (as defined in Section 3(14) of ERISA) and who have been Participants for at least twelve (12) months (and to beneficiaries of such Participants as designated in written rules set forth by the Committee) as provided in this Section 11.1. Such loan shall be in an amount that does not exceed the amount set forth in Section 11.2. Loans shall be made on written application to the Plan Administrator and on such terms and conditions as set forth in this Article XI, and in accordance with the rules and procedures established by the Committee in a written resolution. All such rules and procedures shall be uniform and nondiscriminatory and shall relate to such matters as:

                  (a)      Procedures for applying for loans;

                  (b)      The basis on which loans will be approved or denied;

                  (c)      Limitations on the types of loans offered;

                  (d) The procedure for determining a reasonable rate of interest;

                  (e)      The types of collateral which may secure a loan;

                  (f)      The events constituting default;

                  (g)      Minimum loan amounts;

                  (h)      Frequency of loans; and

                  (i)      Any other appropriate matters consistent with this
Article XI.

         11.2  MAXIMUM LOAN AMOUNT.

         A loan to a Participant (when added to the outstanding balance of all other loans made to the Participant under this Plan) shall not be in an amount that exceeds the Allocable Portion of the total balance in the Participant's After-tax Savings Account and Section 401(k) Contribution Account (valued as of the Valuation Date coinciding with or immediately preceding the date of such loan). The Allocable Portion shall be adjusted accordingly in the event the maximum permissible loan amount under Section 72(p) of the Code (or any successor provision) is decreased.

         11.3  REPAYMENT PERIOD.

         The term of a loan made under this Article XI shall be fixed by the Committee, but in no event shall such term exceed sixty (60) months.

         11.4  TERMS AND CONDITIONS.

         Loans made to Participants shall be made in accordance with the following terms and conditions:

                  (a) The loans shall be secured by the Participant's interest in the Plan, plus by the Participant's promissory note for the amount of the loan (including interest) payable to the order of the Trustees. The Plan Administrator may also require such other collateral which in a normal commercial setting would be considered adequate for the full protection of the Trust Fund;

                  (b) A reasonable rate of interest shall be determined by the Committee at the time the loan is made and shall be at a rate that is commensurate with the interest rate charge by persons in the business of lending money for loans which would be made under similar circumstances;

                  (c) Payment of principal and interest shall be made through appropriate payroll deductions from the Compensation otherwise payable to the Participant. Such payroll deductions shall continue until the full outstanding balance of any loans is repaid, regardless of whether the borrower remains a Participant in the Plan;

                  (d) The loan shall be made to the Participant from his Account and shall be treated as an investment of assets of such Account. All interest and all losses attributable to loans shall be charged to the borrowing
Participant's Account, and all loan payments shall be credited to the Participant's Account;

                  (e) If the Participant is married at the time for disbursement of the loan proceeds, disbursement may not be made unless such Participant's Spouse consents in writing to the use of the Account balance as security for the loan. Such consent shall be obtained no earlier than the beginning of the 90 day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting Spouse or any subsequent Spouse with respect to that loan. A new consent shall be required if the Account balance is used for renegotiation, extension, renewal, or other revision of the loan. Notwithstanding the foregoing, if the Participant establishes to the satisfaction of the Plan Administrator that such written consent may not be obtained because there is no Spouse or that the Spouse cannot be located, then no spousal consent is required. In addition, no spousal consent is necessary if the Participant has been legally separated or abandoned within the meaning of local law and the Participant provides the Plan Administrator with a court order to that effect, so long as such court order does not conflict with a Qualified Domestic Relations Order. If the Spouse is legally incompetent to consent, the Spouse's legal guardian may consent on his behalf, even if the legal guardian is a Participant; and

                  (f) The loan shall not be used as a means of distributing benefits before they otherwise become due.

         11.5  NONDISCRIMINATION.

         In making loans under this Article XI, the Committee shall not discriminate in favor of or against any Participant or group of Participant.
Accordingly, loans shall be available to all Participants on a reasonably equivalent basis and shall not be made to Highly-Compensated Employees of the Company in an amount greater than the amount made available to other Participants.

         11.6  DECISION OF THE PLAN ADMINISTRATOR.

         The Plan  Administrator's  decision  to grant or deny a loan under this
Article XI shall be final.

         11.7  OFFSET OF ACCOUNT BALANCE.

         Notwithstanding anything to the contrary contained elsewhere in the Plan, in determining the amount of any distribution made in accordance with
Article VIII or Article IX, the amount of any security interest held by the Plan by reason of any loan made against the Participant's Account under this Article XI, including accrued interest, shall be collected by the Plan Administrator from any amounts standing to the credit of the Participant in the Plan in satisfaction of the loan before making any payments to the Participant or to the Participant's Beneficiary.

         11.8  DEFAULT.

         In the event a Participant defaults on the repayment of a loan (under uniform and nondiscriminatory written standards adopted by the Committee as to what constitutes default), the Trustees may treat the loan as a distribution and pay the principal and interest owing under the loan from the Participant's After-tax Savings Account in the following order of priority:

                  (a)      Current year After-tax Savings;

                  (b)      Prior years' After-tax Savings;

                  (c)      Earnings on prior years' After-tax Savings; and

                  (d)      Earnings on current year After-tax Savings.

In the event the Participant's After-tax Savings Account is insufficient to repay the full amount of principal and interest owing, the Plan Administrator, in its sole discretion, may treat the unpaid balance as a distribution from the vested portion of the Participant's Company Contribution Account.

         In the event the Participant's After-tax Savings Account and the vested portion of the Participant's Company Contribution Account are insufficient to repay the full amount of principal and interest owing, a determination shall be made whether the Participant qualifies for a Hardship withdrawal under the provisions of Section 10.7, and, if so, a distribution shall be made in accordance therewith. If the Participant fails to qualify for a Hardship distribution, the Plan Administrator shall take such other collection action as it deems fit, in accordance with written standards adopted by the Committee; provided, however, that the Plan Administrator shall defer making any distribution from the Participant's Section 401(k) Contribution Account to repay any unpaid loan balance until such time as the Participant has become a Terminated Participant or has attained age 59 1/2, or until an event described in Section 401(k)(10) of the Code has occurred.

                                   ARTICLE XII

                                  BENEFICIARIES


         12.1  DESIGNATION OF BENEFICIARY.

         Each Participant or Alternate Payee may designate, on the forms provided by the Plan Administrator, one or more Beneficiaries and contingent Beneficiaries to receive the Plan benefits in the event of the Participant's or Alternate Payee's death. Notwithstanding the preceding sentence, if the Participant is married at the time of his death and has not elected a Qualified Joint and Survivor Annuity, his Account balance shall be payable in full to his Surviving Spouse, unless he has designated a different beneficiary with the consent of his Spouse, if any, in accordance with Section 8.6(b).

         12.2  MANNER OF DESIGNATION.

         Such designation may be delivered, on forms provided by the Plan Administrator, at the time such Participant commences participation in the Plan, or thereafter. A beneficiary designation completed by an Alternate Payee may be delivered at the time the Administrator notifies the Alternate Payee that he is entitled to Plan benefits under a Qualified Domestic Relations Order, or thereafter. A Participant or Alternate Payee may designate different Beneficiaries at any time by delivering a new written designation to the Plan Administrator. Any such designation shall become effective only upon its receipt by the Plan Administrator. The last effective designation received by the Plan Administrator shall supersede all prior designations. A designation of a Beneficiary shall be effective only if the designated Beneficiary survives the Participant or Alternate Payee. All designations must be signed by either the Participant or Alternate Payee, as appropriate.

         12.3  ABSENCE OF VALID DESIGNATION OF BENEFICIARY.

         Except as provided in Section 8.8, if a Participant or Alternate Payee fails to designate a Beneficiary, if no designated Beneficiary survives the Participant or Alternate Payee, or if such designation is for any reason illegal or ineffective, distribution of benefits otherwise payable under this Plan shall be made to the Participant's or Alternate Payee's estate.

         12.4  BENEFICIARY BOUND BY PLAN PROVISIONS.

         Whenever the rights of a Participant or Alternate Payee are stated or limited in the Plan, the Participant's or Alternate Payee's Beneficiaries shall be bound thereby.

                                  ARTICLE XIII

                       QUALIFIED DOMESTIC RELATIONS ORDERS


         13.1  GOVERNING PROVISIONS.

         Notwithstanding any other provisions of this Plan, a Participant's Account may be assigned in whole or in part pursuant to the provisions of a Qualified Domestic Relations Order (hereinafter "QDRO"). In such case, the following rules shall apply:

                  (a) A separate Account shall be established for any Alternate Payee who has been awarded Plan assets, unless a QDRO obligates the Plan to distribute, as soon as administratively practicable, all or part of a Participant's Account to the Alternate Payee. In such cases, a pro rata portion of the amount payable to the Alternate Payee shall be withdrawn from each Fund in which the Participant, pursuant to Section 15.1, has invested. This pro rata withdrawal from each Fund shall be calculated according to the percentage of the Participant's total Account which the Participant has placed in each Fund. Thus, for example, if a Participant with an Account of $200,000 has invested 50% in the Balanced Fund and 50% in the Bond Fund, and a QDRO awards $100,000 to an Alternate Payee, 50% of the Alternate Payee's award shall be deducted from the Bond Fund and 50% from the Balanced Fund.

                  (b) All such payments pursuant to a QDRO shall be subject to reasonable rules and regulations promulgated by the Committee respecting the time of payment pursuant to such order and the valuation of the Participant's Account from which payment is made, provided that all such payments are made in accordance with such order and Section 414(p) of the Code.

                  (c) The balance of a Participant's Account subject to any QDRO shall be reduced by the amount of any payment made pursuant to such order.

An Alternate Payee for whom a separate  Account is established  pursuant to this
Article XIII shall be entitled to file an election with regard to investment of that Account in the manner specified by Article XV and subject to the terms of the QDRO. All such elections shall be subject to the same terms and conditions as Article XV imposes upon Participant elections, and all such elections shall be carried out by the Administrator in accordance with Article XV.

         Upon  the  death  of  an  Alternate   Payee,   the  Alternate   Payee's
Beneficiaries shall be entitled to payment of benefits in an amount and in the manner provided by the Plan.

                                   ARTICLE XIV

                                   TRUST FUND


         14.1     RECEIPT OF CONTRIBUTIONS, AFTER-TAX SAVINGS AND TRANSFERS.

         The Trustees shall receive the Company contributions, Participants' After-tax Savings, Section 401(k) Contributions, forfeitures, and transfers from other trusts pursuant to Sections 6.12 and 6.13, which, together with the income therefrom, shall constitute the Trust Fund which shall be held, managed, and administered in trust pursuant to the terms of the Plan for the exclusive benefit of Participants and their Beneficiaries.

         14.2  INVESTMENT OF TRUST FUND.

                  (a) INVESTMENT VEHICLES. The Trustees shall invest and reinvest the principal and income of the Trust Fund and keep the Trust Fund invested in accordance with the investment policy determined pursuant to paragraph (b) of this section, without distinction between principal and income, in such securities (including Qualifying Employer Securities to an unlimited amount acquired or sold in accordance with Section 408(e) of ERISA), in a contract or contracts issued by an insurance company for the purpose of providing for the benefits under the Plan or investing the assets of the Plan, or in such property, real or personal, wherever situated (including Qualifying Employer Real Property to an unlimited amount acquired or sold in accordance with Section 408(3) of ERISA), as the Trustees shall deem advisable and as consistent with the provisions of Sections 16.2, 16.9 and 16.10 and the provisions of any investment policies established by the Named Fiduciary, including, but not limited to, common or preferred stock (including stock upon which call options traded on the Chicago Board Option Exchange or other organized exchange will be written and subsequently traded); purchase and sale of puts and calls traded on the Chicago Board Option Exchange or other organized exchange; personal, corporate and governmental obligations; shares of investment company stock, trust and participation certificates; leaseholds, mortgages and other interests in realty; notes and other evidences of indebtedness of ownership, secured or unsecured; interests in joint ventures, partnerships or limited partnerships; and shares or interests in real estate investment trusts, discretionary common trust funds and mutual funds. In making such investments, the Trustees shall not be restricted to securities or other property of the character now or hereafter authorized or required by applicable law for trust investment. Without liability for interest, the Trustees may keep a portion of the Trust Fund uninvested and may place any uninvested funds in any bank or banks; provided, however, that the Trustees may place funds in a bank or similar financial institution which is a Fiduciary hereunder only if the funds bear a reasonable interest rate, and only if such bank or financial institution is supervised by the United States or a State. The Trustees may also engage in any transaction with (1) a common or collective trust fund or pooled investment fund maintained by a "party-in-interest," within the meaning of Section 3(14) of ERISA, which is a bank or trust company supervised by a State or Federal Agency, or (2) a pooled investment fund of an insurance company qualified to do business in a State, if (i) the transaction is a sale or purchase of an interest in each fund and (ii) the bank, trust company or insurance company receives not more than reasonable compensation.

                  (b) INVESTMENT POLICY. The Named Fiduciary, acting by and through the Committee, shall establish an investment policy and method consistent with the objectives of the Plan and the requirements of Title I of ERISA. Such objectives shall include, those set forth in Article XV with respect to the Funds. The Committee acting on behalf of the Named Fiduciary shall at least annually review such investment policy and method. In establishing and reviewing such investment policy and method, the Named Fiduciary shall endeavor to determine the Plan's short-term and long-term objectives and financial needs, taking into account the need for liquidity to pay benefits and the need for investment growth. All actions of the Committee acting on behalf of the Named Fiduciary taken pursuant to this paragraph (b) and the reasons therefor shall be recorded and shall be communicated to the Trustees and to the Board of Directors.

         14.3  INVESTMENT AUTHORITY.

                  (a) GENERAL AUTHORITY. In furtherance and not in limitation of their investment authority, the Trustees shall have full power and authority, subject to the provisions of any investment policies established by the Committee on behalf of the Named Fiduciary, to deal with all or any part of the Trust Fund, including, without limitation, the power and authority to invest, reinvest and change investments; to acquire any property by purchase, subscription, lease, or other means; to sell for cash or on credit, convey, lease for long or short terms, or convert, redeem or exchange, all or any part of the Trust Fund; to borrow and to pledge as security for such borrowings all or any part of the Trust Fund; to make loans with or without security; to improve, repair and develop real property; to enforce, by suit or otherwise, or to waive their rights on behalf of the Trust Fund, and to defend claims asserted against them or the Trust Fund; to compromise, adjust and settle any and all claims against or in favor of them or the Trust Fund; to renew, extend or foreclose any mortgage or other security; to bid in property on foreclosure; to take deeds in lieu of foreclosure with or without paying a consideration therefor; to vote, or give proxies to vote, any stock or other security and to waive notice of meetings; to oppose, participate in or consent to the reorganization, merger, consolidation, or readjustment of finances of any enterprise, to pay assessments and expenses in connection therewith, and to deposit securities under deposit agreements; to hold investments unregistered or to register them in their names, as Trustees, or in the name of a nominee; to open, deposit and withdraw funds in, and maintain bank accounts with savings banks, commercial banks, savings and loan associations, building loan associations and other institutions and to manage such accounts as they deem advisable; to lend securities to a broker-dealer registered under the Securities Exchange Act of 1934 or to a bank, in accordance with the requirements of ERISA; to make, execute, acknowledge and deliver any and all instruments that they shall deem necessary or appropriate to carry out the powers herein granted; and generally to exercise any and all of the powers of an owner with respect to all or any part of the Trust Fund. No person dealing with the Trustees shall be bound to see to the application of any money or property paid or delivered to the Trustees or to inquire into the validity or propriety of any transaction by them or on their behalf.

                  (b) UNDERTAKING TO STOCK EXCHANGES. The Trustees are further authorized and empowered to enter into such undertakings or agreements with the New York Stock Exchange or any other national securities exchange on which the common stock of the Company is listed, under which the Trustees will agree, as and to the extent necessary to comply with the rules and regulations of any such national securities exchange, to vote any shares of the common stock of the Company owned by the Trust Fund in the same proportion as the vote of other shareholders of the Company on any issue acted upon at any meeting of shareholders at which a vote is taken either in person or by proxy.

         14.4  INDIVIDUALLY DIRECTED ACCOUNTS.

         Article XV of this Plan grants each Participant the right to direct the investment and reinvestment of his (a) Account balance, (b) share of future allocations of Company contributions (pursuant to Sections 3.1(a) and 3.2), (c) share of future forfeitures, and (d) future After-tax Savings and Section 401(k) Contributions, be invested in any of the Funds maintained under the Plan, provided the

Participant elects to do so in accordance with Article XV. Such directions (including default directions) shall be promptly transmitted to the Trustees by the Committee and shall be completed in the time period prescribed by Article
XV. The Trustees shall have no duty or responsibility to evaluate any investment decision made by the Participant pursuant to Article XV, including the decision to retain an investment.

         14.5  PAYMENTS FROM TRUST FUND.

         The Named Fiduciary, acting by and through the Committee, shall direct the Trustees to make payments out of the Trust Fund to such persons, in such manner, in such amounts, and for such purposes as may be required in the execution of the Plan, and upon any such payment being made the amount thereof shall no longer constitute a part of the Trust Fund. The Named Fiduciary, the Committee and the Trustees shall not be responsible in any way for the application of such payments or for the adequacy of the Trust Fund to meet and discharge liabilities under the Plan.

                                   ARTICLE XV

                       PARTICIPANT'S DIRECTED INVESTMENTS


         15.1  ELECTION BY PARTICIPANTS.

         Subject to the terms and conditions of this Article XV, each Participant shall have the right to direct that his (a) Account balance, (b) share of future allocations of Company contributions (pursuant to Sections 3.1(a) and 3.2), (c) share of future forfeitures, and (d) future After-tax Savings and Section 401(k) Contributions, be invested, in specified multiples of ten (10%) percent, in any of the Funds maintained under the Plan, provided the Participant elects to do so. The Plan Administrator shall carry out the election in accordance with the provisions of this Article XV. For the purposes of making elections under this Article XV, the term "Participant" shall include a Beneficiary, and an Alternate Payee for whom a separate account has been established in accordance with Article XIII.

         15.2  ELECTION RULES.

                  (a) ELECTION TO BE IN WRITING. A Participant's election to direct investments shall be in writing, on a form furnished by the Plan Administrator, or shall be made under such other procedures as specified by the Plan Administrator. The election shall state the percentage to be transferred to or from a Fund.

                  (b) EFFECTIVE DATE OF ELECTION. An election shall become effective upon the next subsequent Transfer Date (as described in Section 15.3) occurring within a reasonable time (as determined under procedures specified by the Plan Administrator) after the receipt of the Participant's election by the Plan Administrator, unless such election is revoked before such Transfer Date.

                  (c) REVOCATION OF ELECTION. A Participant may revoke an election, in whole or in part, any time prior to the Transfer Date. Thereafter, a revocation shall become effective as of the next ensuing Transfer Date occurring within a reasonable time (as determined under procedures specified by the Plan Administrator) after the Plan Administrator's receipt of such revocation. An election having once become effective must remain in effect for at least one calendar month.

                  (d) CHANGE IN ELECTION. Each Participant may elect to change the Funds (and/or the percentage to be allocated thereto) in which his (1) Account balance, (2) share of future allocations of Company contributions (pursuant to Sections 3.1(a) and 3.2), (3) share of future forfeitures, and (4) future After-tax Savings and Section 401(k) Contributions, are to be invested. Upon the receipt by the Plan Administrator of a Participant's request for a change in writing or in some other form authorized by the Plan Administrator, the election shall be effective as provided in paragraph (b) of this section.

                  (e) DEFAULT ELECTION. In the event that a Participant does not make an initial election to direct investments, his (1) Account balance, (2) share of future allocations of Company contributions (pursuant to Sections 3.1(a) and 3.2), (3) share of future forfeitures, and (4) future After-tax Savings and Section 401(k) Contributions, shall be invested in the Fund(s) determined in the sole discretion of the Committee until an election is made pursuant to this Article XV.

         15.3  TRANSFER DATE.

         The Committee on behalf of the Named Fiduciary shall establish one or more Transfer Dates in each Fiscal Year; provided, however, that such Transfer Dates shall occur no less frequently than quarter-annually.

         15.4  CONFIRMATION.

         The  Plan  Administrator  shall  provide  written   confirmation  to  a
Participant within a reasonable time after an election or revocation is made by such Participant.

         15.5  SUBDIVISION OF ACCOUNTS.

                  (a) ESTABLISHMENT OF SUBACCOUNTS. The Account of a Participant who has made an election pursuant to this Article XV shall be subdivided as of the Transfer Date into a Subaccount corresponding to each of the Funds maintained under the Plan into which the Participant has made an election to have his Account invested. Such Participant's Fund Subaccounts shall each have a balance as of the Transfer Date giving effect to the percentages indicated by the Participant's election. If a Participant has not made an election as to any Fund, such Participant's Account shall be placed into the Fund(s) determined under Section 15.2(e) and the Participant's Fund Subaccount(s) shall have an aggregate value equal to the Participant's entire Account balance.

                  (b) ALLOCATION OF AFTER-TAX SAVINGS, SECTION 401(K) CONTRIBUTIONS, COMPANY CONTRIBUTIONS AND FORFEITURES AMONG SUBACCOUNTS. The following amounts shall be further allocated among such Participant's Fund Subaccounts in the appropriate percentages in accordance with the Participant's election: (l) that portion of any Company contribution (pursuant to Sections 3.1(a) and 3.2) which is allocated pursuant to Section 6.4 to the Company
Contribution Account of a Participant who has made an election; (2) the Participant's After-tax Savings; (3) the Participant's Section 401(k) Contributions; and (4) forfeitures allocated under Section 6.9 to the Company Contribution Account of a Participant.

         15.6  INVESTMENT FUNDS.

                  (a) COMMITTEE'S RESPONSIBILITY FOR FUNDS. The Committee shall be responsible for designating Funds in the Trust Fund into which Participants may elect to invest their Accounts as provided in this Article XV. The Plan Administrator shall provide sufficient information to Participants concerning the Funds to permit them to make informed investment decisions, or, if appropriate, provide Participants with directions as to how such information may be obtained.

                  (b) INVESTMENT POLICY OF FUNDS. The Committee shall determine the investment policy of the Funds in accordance with Section 14.2(b); provided however, that at all times three (3) or more Funds shall be maintained which (l) shall not invest in Qualifying Employer Securities or Qualifying Employer Real Property; (2) shall be designed to enable Participants, by choosing among them, to minimize the risk of large losses in their Accounts; (3) shall be designed to enable Participants, by combining them, to achieve general risk and return characteristics in their Accounts as desired by Participants; and (4) shall be designed to permit Participants to generally minimize the risk to their Accounts at any level of expected return.

                  (c) FUNDS. The Committee shall make available to the Participants the following Funds:

                           (1)      STABLE VALUE FUND.  The assets of the Stable
Value Fund shall be invested in a manner which will emphasize a high level of stability and preservation of principal over capital appreciation or income.

                           (2)      BOND FUND.  The assets of the Bond Fund
shall be invested in a manner which will emphasize relatively high and stable income over capital appreciation, with a moderate level of risk.

                           (3)      BALANCED FUND.  The assets of the Balanced
Fund shall be invested in a manner which will emphasize long-term growth of capital as well as providing income, with a moderate level of risk.

                           (4)      STOCK FUND.  The assets of the Stock Fund
shall  be  invested  in  a  manner  which  will  emphasize   long-term   capital
appreciation with a level of risk concomitant with the potential for increased growth in value through prudent investments in stock.

                           (5)      HOST MARRIOTT SERVICES STOCK FUND.  The
assets of the Host Marriott Services Stock Fund shall be invested primarily in Host Marriott Services Corporation common stock which constitutes Qualifying Employer Securities.

                           (6)      INTERNATIONAL STOCK FUND.  The assets of the
International Stock Fund shall be invested in a manner which will emphasize long-term capital growth, principally through investment in a portfolio of diversified common stocks of established non-U.S. companies.

         15.7  PARTICIPANT-INSIDER PROVISIONS.

         Notwithstanding anything contained herein to the contrary, all investments in the Host Marriott Services Stock Fund by Participant-Insiders (as defined in Section 1.49) shall comply with the requirements of Section 16 of the Securities Exchange Act of 1934, 15 U.S.C. 78p (1988) (and accompanying rules issued by the Securities and Exchange Commission).

         15.8     ALLOCATION OF INCOME OF FUNDS.

         The net income of each Fund shall be allocated among the Fund Subaccounts as provided in Section 6.8.

         15.9     INVESTMENT AUTHORITY OF FORMER EMPLOYEES.

         Any Participant who ceases to be an Employee shall continue to have the authority to direct the investment of his Account in accordance with the provisions of this Article.

         15.10 INVESTMENT FOR THE BENEFIT OF INCOMPETENTS.

         If any person entitled to direct investments hereunder is legally incompetent, his Account shall be placed in a Fund(s) determined under Section 15.2(e) until such time as the person's legal representative files an election in the manner specified in this Article XV.

         15.11 RULES OF COMMITTEE.

         The Committee may establish such rules as it deems necessary to carry out the provisions of this Article XV and to comply with the requirements of ERISA.

                                   ARTICLE XVI

                                PLAN FIDUCIARIES


         16.1  PLAN FIDUCIARIES.

                  (a) NAMED FIDUCIARY. The Committee is hereby named as the fiduciary of the Plan to have authority to control and manage the operation and administration of the Plan. As such, the Committee may hereinafter be referred to as the "Named Fiduciary". The Named Fiduciary shall have all of the legal liabilities and obligations set forth in ERISA with respect to employee benefit plan fiduciaries.

                  (b) PROFIT SHARING COMMITTEE. The function of the Committee shall be to advise and assist the Plan Administrator in the day-to-day discharge of its duties hereunder. The Committee shall consist of not more than ten (10) persons appointed by the Board of Directors. The Plan Administrator shall attend all meetings of the Committee and shall act as the secretary of the Committee ex officio to record minutes of all action taken at any such meeting. Each member of the Committee shall sit at the pleasure of the Board of Directors and may be removed at any time with or without cause.

                  (c) TRUSTEES. The Named Fiduciary shall appoint one or more trustees ("Trustees") and upon acceptance of such appointment, the Trustees shall have the authority and discretion to manage and control the assets of the Plan as set forth in this Article XVI (except to the extent that authority to manage, acquire or dispose of assets of the Plan is designated to one or more investment managers pursuant to Section 16.3); provided, however, that notwithstanding anything to the contrary in this Plan, the Trustees shall be subject to proper directions of the Named Fiduciary, where such directions are in accordance with the terms of this Plan and are not contrary to ERISA. The Trustees shall manage and control the assets of the Plan jointly except to the extent that an agreement executed by the Trustees and approved by the Named Fiduciary provides for allocation of specific responsibilities, obligations or duties among the Trustees. Any Trustee may resign at any time upon thirty (30) days' advance written notice mailed or otherwise delivered to each of the remaining Trustees and to the Named Fiduciary. Any Trustee may be removed by the Named Fiduciary upon ten (10) days' advance written notice mailed or delivered to such Trustee. If, for any reason, there are no Trustees appointed, then the Named Fiduciary may elect to jointly be Trustee until a successor Trustee is appointed. A successor Trustee shall succeed to the right and title of the predecessor Trustee in the assets of the Trust Fund, without the need for execution of any documents of transfer or assignment, and each successor Trustee shall have all the powers conferred by this Plan as if originally name Trustee. Notwithstanding the foregoing, a retiring Trustee shall deliver the property comprising the Trust Fund to the successor Trustee, and shall provide such successor Trustee with any instruments of transfer, conveyance, assignment and further assurance as the successor Trustee may reasonably require.

         16.2  FIDUCIARY DUTY.

         Subject to Section 403(c) of ERISA, the Named Fiduciary and each other Fiduciary shall discharge its duties with respect to the Plan solely in the interest of the Participants and their Beneficiaries and:

                  (a) For the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan;

                  (b) With the care, skill, prudence, and diligence under the circumstances then prevailing, that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

                  (c) By diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

                  (d) In accordance with the provisions of this Plan insofar as they are consistent with the provisions of ERISA.

The diversification requirement of paragraph (c) of this section and the prudence requirement (only to the extent that it requires diversification) of paragraph (b) of this section shall not be violated by acquisition or holding of Qualifying Employer Real Property or by acquisition or holding of Qualifying Employer Securities.

         16.3  AGENTS AND ADVISORS.

                  (a) EMPLOYMENT OF AGENTS. The Named Fiduciary, the Committee and the Trustees shall have the power to employ suitable agents and advisors for themselves including but not limited to auditors, accountants, investment advisors and custodians and legal and other counsel, and to pay reasonable compensation for their services. Such agents may be persons acting in a similar capacity for the Company, or may be employees of the Company. The opinion of any such agent shall be complete authority and protection for any action taken or omitted by the Named Fiduciary, the Committee and the Trustees acting in good faith and in accordance with such opinion.

                  (b) DELEGATION TO AGENTS AND PLAN ADMINISTRATOR. The Named Fiduciary acting by and through the Committee may employ agents and delegate to them ministerial duties. The Named Fiduciary may also designate persons, including a Plan Administrator and the Committee, to carry out both ministerial and fiduciary responsibilities; provided, however, that the Trustees' responsibility to manage or control the assets of the Plan may not be so delegated except to an investment manager or managers pursuant to paragraph (c) of this Section.

                  (c) APPOINTMENT OF INVESTMENT MANAGER. The Named Fiduciary shall have the power to appoint an investment manager or managers with the power to manage, acquire or dispose of any assets of the Plan so long as each such investment manager (l)(i) is registered as an investment advisor under the Investment Advisors Act of 1940; (ii) is a bank, as defined in that Act; or
(iii) is an insurance company qualified to manage, acquire, or dispose of assets of employee pension benefit plans under the laws of more than one State; and (2) has acknowledged in writing to the Named Fiduciary that he or she or it is a fiduciary with respect to the Plan. The Named Fiduciary or the Committee shall not be liable for the acts or omissions of such investment manager or managers, or be under an obligation to invest or otherwise manage any asset of the Plan which is subject to the management of such investment manager.

         16.4  ADMINISTRATIVE ACTION.

                  (a) ACTION BY MAJORITY. The action of a majority of the Board of Directors, the Committee or Trustees at the time acting hereunder, and any instrument executed by a majority of such Directors, Committee members or Trustees, shall be considered the action or instrument of the Named

Fiduciary, the Committee or Trustees as the case may be. Action may be taken by the Board of Directors, the Committee or Trustees at a meeting or in writing without a meeting.

                  (b) RIGHT TO VOTE. No Director, Committee member or Trustee shall have the right to vote or decide upon any matter relating solely to himself or solely to any of his rights or benefits under the Plan.

                  (c) AUTHORITY TO EXECUTE DOCUMENTS. The Named Fiduciary, Committee or Trustees may authorize in writing any one or more of their number to execute any document or documents on their behalf, and anyone dealing with the Named Fiduciary, Committee or Trustees may accept and rely upon any document executed by such member or members as representing action by the Named Fiduciary, Committee or Trustees, as the case may be.

         16.5  LIABILITIES AND INDEMNIFICATIONS.

                  (a) LIABILITY OF FIDUCIARIES. The Trustees and the Named Fiduciary and their assistants and representatives including members of the Committee and the Plan Administrator (other than any Investment Manager) shall be free from all liability for their acts and conduct in the administration of the Plan except for acts of willful misconduct; provided, however, that the foregoing shall not relieve any of them from any responsibility or liability for any responsibility, obligation or duty that they may have pursuant to ERISA.

                  (b) INDEMNITY BY COMPANY. In the event and to the extent not insured against by any insurance company pursuant to provisions of any applicable insurance policy, the Company shall indemnify and hold harmless the Trustees, the Named Fiduciary and their assistants and representatives including members of the Committee and the Plan Administrator from any and all claims, demands, suits or proceedings in connection with the Plan that may be brought by the Company's (or Affiliated Company's) employees, Participants or their Beneficiaries or legal representatives, or by any other person, corporation, entity, government or agency thereof; provided, however, that such indemnification shall not apply to any such person for such person's acts of willful misconduct in connection with the Plan.

         16.6  PLAN EXPENSES AND TAXES.

                  (a) PLAN EXPENSES. The administrative expenses (and the Investment Expenses) incurred by the Named Fiduciary, the Committee and Trustees in the performance of their duties, including recordkeeping fees and fees for legal services rendered to the Named Fiduciary and Trustees, such compensation to the Named Fiduciary and Trustees as may be agreed upon in writing from time to time between themselves and the Board of Directors, and all other proper charges and disbursements of the Named Fiduciary, the Committee and Trustees, shall be paid from the Trust Fund, except to the extent assumed by the Company.

                  (b) TAXES. All taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws upon or with respect to the Trust Fund or the income thereof shall be paid from the Trust Fund, subject to the making of appropriate charges.

         16.7  RECORDS AND FINANCIAL REPORTING.

                  (a) BOOK OF ACCOUNT. The Named Fiduciary acting by and through the Committee and the Trustees shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder. Within ninety (90) days following the close of each Fiscal Year and at the request of the Company ninety (90) days after the removal or resignation of any Trustee as provided in Section 16.1(c), the Trustees shall file with the Company a written account setting forth all investments, receipts, disbursements, allocations and other transactions effected by the Trustees during such Fiscal Year or during the period from the close of the last Fiscal Year to the date of such removal or resignation.

                  (b) FINANCIAL REPORTING UNDER ERISA. The Named Fiduciary shall cause the Plan to engage, on behalf of the Participants, an independent qualified public accountant, who shall conduct such examinations and give such opinions as are required in connection with the Plan's reporting and filing requirements under ERISA. The Named Fiduciary shall make available or cause to be made available to each Participant and each beneficiary who is receiving benefits under this Plan, such information, financial and otherwise, and in such manner and at such times as is required under ERISA.

         16.8  COMPLIANCE WITH ERISA AND CODE.

         The Named Fiduciary shall cause the Plan to comply with all filing requirements as provided in ERISA and in the Code and all regulations promulgated thereunder. All authority granted to the Named Fiduciary, the Committee and the Trustees hereunder is subject to their compliance with Sections 16.2, 16.9 and 16.10 and with ERISA.

         16.9  PROHIBITED TRANSACTIONS.

         A Fiduciary shall not engage in any prohibited transaction within the meaning of Sections 406 and 407 of ERISA, or Section 4975(c) of the Code, unless such transaction is exempt under Section 408 or Section 414(c) of ERISA or
Section 4975(d) of the Code, or acquire or hold any Company securities or real property except to the extent permitted under Section 407 of ERISA.

         16.10  FOREIGN ASSETS.

         No Fiduciary may maintain the indicia of ownership of any assets of the Plan outside the jurisdiction of the district courts of the United States, except as may be authorized by the Secretary of Labor by regulation.

         16.11  EXCLUSIVE BENEFIT OF TRUST FUND.

         The assets of the Trust Fund shall never inure to the benefit of the Company and shall be held for the exclusive purposes of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan.

         16.12  BOARD OF DIRECTORS RESOLUTION.

         Any action by the Company pursuant to any of the provisions hereof shall be evidenced by a resolution of its Board of Directors certified to the Committee or the Trustees over the signature of its secretary or of any assistant secretary. The Committee and the Trustees shall be fully protected in acting in accordance with such certified resolution.

                                  ARTICLE XVII

                               PLAN ADMINISTRATION


         17.1  ADMINISTRATION OF THE PLAN.

                  (a) AUTHORITY TO ADMINISTER. On behalf of the Named Fiduciary, the Committee shall administer the Plan in accordance with its terms and shall have all powers and discretionary authority necessary to carry out the provisions of the Plan, including but not limited to, the power to: (1) interpret and construe the provisions of the Plan, including making factual determinations; (2) prepare any rules and regulations which may become necessary or desirable in the operation of the Plan, including but not limited to specifying procedures to be followed by eligible Employees in electing to participate in the Plan and in revoking such participation; (3) determine eligibility for benefits and determine the amounts and manner of payment thereof under the provisions of the Plan; (4) keep individual accounts; (5) establish investment policies to be followed by the Trustees; and (6) perform such other duties as may be required for the proper administration of the Plan. The Committee shall have absolute discretion in interpreting the provisions of the Plan and administering the Plan in accordance with such provisions, including by way of illustration and not of limitation, the making of determinations of eligibility to participate and the calculation of benefits accruing or payable under this Plan (e.g., as provided in Sections 1.29, 1.40, 8.1(b), 10.7, 17.2, and Articles II and XI).

                  (b) DELEGATION OF AUTHORITY TO PLAN ADMINISTRATOR. In accordance with Section 16.3(b), the duties described in paragraph (a) of this section shall be exercised by the Plan Administrator acting on behalf of the Committee, subject to review by the Committee under Section 17.2(c) of a denial of a claim for benefits.

                  (c) FINALITY OF DECISION. Any decision of the Named Fiduciary or of the Committee on its behalf, in matters within its jurisdiction shall be final, binding and conclusive upon the Company and upon all persons who have participated or have any interest or concern, whatsoever, in the Plan.

         17.2  CLAIMS.

                  (a) CLAIMS FOR BENEFITS. Any claim for benefits under the Plan shall be made in writing to the Plan Administrator. Except as to his own account, no claimant shall have any legal right to inquire as to any payment under the Plan having been made or as to determining the amount of such payment.

                  (b) NOTICE OF CLAIM DENIED. If a claim for benefits is denied, in whole or in part, the Plan Administrator shall, within thirty (30) days after receipt of the claim, notify the claimant of the denial of the claim. The notice shall be written in language calculated to be understood by the claimant and shall include the following information:

                           (1)      The specific reason or reasons for denial of
the claim;

                           (2)      Specific reference to the pertinent Plan
provisions upon which the denial is based;

                           (3)      A description of any additional material or
information necessary for the claimant to perfect the claim, along with an explanation of why such material or information is necessary; and

                           (4)      An explanation of the Plan's claim review
procedure with respect to the denial of benefits.

                  (c) REQUEST FOR REVIEW OF DENIAL. Within sixty (60) days after the receipt by the claimant of a written notice of denial of the claim, or such later time as shall be deemed reasonable taking into account the nature of the benefit subject to the claim and any other attendant circumstances, the claimant may file a written request with the Plan Administrator requesting that the Committee conduct a full and fair review of the denial of the claim for benefits. In connection with the claimant's appeal of the denial of the claim for benefits, the claimant (or his authorized representative) may review permanent documents and may submit issues and comments regarding the claim in writing.

                  (d) DECISION ON REVIEW OF DENIAL. The Committee shall deliver to the claimant a written decision on the claim within thirty (30) days after the receipt of the aforesaid request for review, except that if there are special circumstances (such as the need to hold a hearing, if necessary) which require an extension of time for processing, the aforesaid thirty (30) day period shall be extended to sixty (60) days. If an extension of time is necessary, written notice shall be furnished to the claimant before the extension period commences. If the claim is denied on review, in whole or in part, the decision shall be written in a manner calculated to be understood by the claimant and shall include the following information: (1) the specific reason or reasons for denial; and (2) specific references to the pertinent Plan provisions on which the decision is based.

                                  ARTICLE XVIII

                   PARTICIPATING COMPANY WITHDRAWAL FROM PLAN;
                        TERMINATION OR MERGER OF THE PLAN


         18.1  VOLUNTARY WITHDRAWAL FROM PLAN.

                  (a) WITHDRAWAL BY PARTICIPATING COMPANY. Any Participating Company may at any time withdraw from the Plan upon giving the Named Fiduciary and the Trustees at least thirty (30) days notice in writing of its intention to withdraw. The withdrawal of such Participating Company shall be effective on the last day of the Month in which the foregoing thirty (30) day period ends.

                  (b) SEGREGATION OF TRUST ASSETS UPON WITHDRAWAL. Upon the withdrawal of a Participating Company pursuant to paragraph (a) of this section), the Plan Administrator shall segregate the share of the assets in the Trust Fund, the value of which, determined on the day the withdrawal of such Participating Company shall be effective, shall equal the total credited to the accounts of Participants of the withdrawing Participating Company. The determination of which assets are to be so segregated shall be made by the Committee acting on behalf of the Named Fiduciary in its sole discretion.

                  (c) EXCLUSIVE BENEFIT OF PARTICIPANTS. Neither the segregation and transfer of the Trust assets upon the withdrawal of a Participating Company nor the execution of a new agreement and declaration of trust by such withdrawing Participating Company shall operate to permit any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of the Participants.

                  (d) APPLICABILITY OF WITHDRAWAL PROVISIONS. The withdrawal provisions contained in this Section 18.1 shall be applicable only if the withdrawing Participating Company continues to cover its Participants and eligible employees in another profit-sharing plan or pension plan and trust qualified under Sections 401 and 501 of the Code. Otherwise, the termination provisions of Section 18.3 shall apply.

         18.2  AMENDMENT OF PLAN.

         The Board of Directors or the Executive Committee of the Board of Directors may amend the Plan with respect to all Participating Companies or with respect to a particular Participating Company at any time, and from time to time, pursuant to written resolutions adopted by the Board of Directors (and all Employees and persons claiming any interest hereunder shall be bound thereby); provided, however, that no such amendment shall:

                  (a) Alter the rights, duties or responsibilities of the Named Fiduciary or Trustees without their written consent;

                  (b) Permit any portion of the Trust Fund to inure to the benefit of the Company or permit any portion of the Trust Fund to be held or used other than for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable costs of administering the Plan;

                  (c) Have the effect of decreasing the "accrued benefit" of any Participant as proscribed in Section 411(d)(6) of the Code; or

                  (d) Have the effect of reducing any then vested percentage of benefits of any Participant as computed in accordance with the vesting schedule under Article VII of the Plan.

If the vesting schedule under Article VII of the Plan shall be amended and such an amendment would, at any time, decrease the percentage of vested benefits which any Participant would have been entitled to receive had the vesting schedule not been so amended, then each Participant who is an Employee on the date such amendment is adopted, or the date such amendment is effective, whichever is later, and who has three (3) or more Periods of Service as of the end of the period within which such Participant may make the election provided for herein, shall be permitted, beginning on the date such amendment is adopted, to irrevocably elect to have the Participant's vested interest computed without regard to such amendment. Written notice of such amendment and the availability of such election must be given to each such Participant, and each such Participant shall be granted a period of sixty (60) days after the later of:

                           (1)      The Participant's receipt of such notice; or

                           (2)      The effective date of such amendment within
which to make such election.

Such election shall be exercised by the Participant by delivering or sending written notice thereof to the Named Fiduciary prior to the expiration of such sixty (60) day period.

         18.3  VOLUNTARY TERMINATION OF PLAN.

                  (a) RIGHT TO TERMINATE PLAN. Each Participating Company contemplates that the Plan shall be permanent and that it shall be able to make contributions to the Plan. Nevertheless, in recognition of the fact that future conditions and circumstances cannot now be entirely foreseen, each Participating Company reserves the right to terminate (as to such Participating Company) either the Plan (exclusive of the Trust Fund) or both the Plan and the Trust Fund, at any time, by resolution of the Board of Directors.

                  (b) MERGER OR CONSOLIDATION OF PLAN AND TRUST. Neither the Plan nor the Trust Fund may be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan or trust, unless each Participant would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

                  (c) TERMINATION OF PLAN AND TRUST FUND. If the board of directors of a Participating Company determines to terminate (as to such Participating Company) the Plan and Trust Fund completely, the Plan and Trust Fund shall be terminated insofar as they are applicable to such Participating Company as of the date specified in certified copies of resolutions of such board of directors delivered to the Named Fiduciary, the Committee and the Trustees. Upon such termination of the Plan and Trust Fund, after payment of all expenses and proportional adjustment of accounts of Participants employed by such Participating Company to reflect such expenses, Trust Fund earnings or losses, and allocations of any previously unallocated funds to the date of termination, such Participating Company's Participants shall be entitled to receive the amount then credited to their respective accounts in the Trust Fund. The Named Fiduciary, in its sole discretion, may make payment of such amount in cash, in assets of the Trust Fund, or in the form of immediate or deferred payment term annuity contracts for such Participants.

         18.4  DISCONTINUANCE OF CONTRIBUTIONS.

         Whenever a Participating Company determines that it is impossible or inadvisable for it to make further contributions as provided in the Plan, the board of directors of such Participating Company may, without terminating the Trust Fund, adopt an appropriate resolution permanently discontinuing all further contributions by such Participating Company. A certified copy of such resolution shall be delivered to the Named Fiduciary, the Committee and the Trustees. Thereafter, the Named Fiduciary, the Committee and the Trustees shall continue to administer all the provisions of the Plan which are necessary and remain in force, other than the provisions relating to contributions by such Participating Company. However, the Trust Fund shall remain in existence with respect to such Participating Company and all of the provisions of the Plan relating to the Trust Fund shall remain in force.

         18.5 RIGHTS TO BENEFITS UPON TERMINATION OF PLAN OR COMPLETE DISCONTINUANCE OF CONTRIBUTIONS.

         Upon the termination or partial termination of the Plan or the complete discontinuance of contributions by a Participating Company, the rights of each of such Participating Company's Participants affected by such termination or partial termination to the amount credited to such Participant's Account at such time shall be nonforfeitable without reference to any formal action on the part of such Participating Company, the Named Fiduciary, the Committee or the Trustees.

                                   ARTICLE XIX

                     ELECTION TO PARTICIPATE BY SUBSIDIARIES


         19.1  CONSENT REQUIRED FOR SUBSIDIARIES TO JOIN PLAN.

         The Plan Administrator, upon receiving a written resolution of the board of directors of a Subsidiary electing to become a Participating Company, may approve or disapprove such election acting as the delegate of the Board of Directors. The Board of Directors shall retain the final authority to override such action and approve or disapprove the Subsidiary's request.

                                   ARTICLE XX

                            MISCELLANEOUS PROVISIONS


         20.1  STATUS OF EMPLOYMENT.

         The adoption and maintenance of the Plan shall not be deemed to constitute a contract of employment between the Company and any Employee or Participant, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained herein shall be deemed to give any Employee the right to be retained in the service of the Company or to interfere with the right of the Company to discharge any Employee or Participant at any time.

         20.2  LIABILITY OF COMPANY.

         Except as may be determined by the Board of Directors, in its sole discretion from time to time, all benefits payable under this Plan shall be paid or provided solely from the Trust Fund and the Company assumes no liability or responsibility therefor; its obligation which is expressly stated to be non-contractual is limited solely to the making of contributions to the Trust Fund as provided in this Plan.

         20.3  INFORMATION.

                  (a) SUPPLIED BY NAMED FIDUCIARY, THE COMMITTEE OR TRUSTEES. A certification in writing to the Named Fiduciary, Plan Administrator, the Committee or the Trustees, executed in accordance with the provisions of this Plan, certifying to the existence, occurrence or happening of any event, shall constitute evidence of such existence, occurrence or happening; and the Named Fiduciary, Plan Administrator, the Committee, the Trustees and the Company shall be fully protected in accepting and relying upon such certification and shall incur no liability or responsibility for so doing.

                  (b) SUPPLIED BY COMPANY. At the request of the Named Fiduciary, the Committee or the Trustees, the Company shall furnish in writing to the Named Fiduciary, the Committee or the Trustees such information as may be necessary or desirable in order that the Named Fiduciary, the Committee or the Trustees may be able to carry out their respective duties hereunder. The Named Fiduciary, the Committee and the Trustees shall be entitled to rely upon such information as being correct.

         20.4  PROVISIONS OF PLAN TO CONTROL.

         In event of any conflict between the terms of the Plan as set forth in this instrument and in any description of the Plan which may be furnished to Participants or others, the Plan set forth herein shall control.

         20.5  PAYMENT FOR BENEFIT OF INCOMPETENT.

         The Trustees may make payment to any incompetent who is entitled to receive payments hereunder by making the same to the legal representative of such incompetent or to his parent or Spouse or may apply them for the incompetent benefit.

         20.6  ACCOUNT TO BE CHARGED UPON PAYMENT.

         When any distribution or other payment is made to or for the benefit or on behalf of any party entitled to receive payments hereunder, the account held for the benefit of such party shall be charged accordingly.

         20.7  TAX QUALIFICATION OF PLAN.

         The Plan is intended to qualify as a tax exempt profit sharing plan pursuant to the provisions of Section 401, the cash or deferred arrangement provisions of the Plan set forth in Article V and elsewhere are intended to satisfy the requirements of Sections 401(k) and 401(m), and the Trust created hereunder is intended to qualify as a tax exempt trust under the provisions of
Section 501(a) of the Code together with any amendments thereto and all provisions of the Plan shall be construed to obtain those results.

         20.8  DEDUCTIBILITY OF COMPANY CONTRIBUTIONS.

         The Contributions made by the Company under this Plan are intended to be deductible as business expenses, under the provisions of Section 404 of the Code, together with any amendments thereto, and all provisions of the Plan shall be construed accordingly.

         20.9  VALUATION OF TRUST FUND.

         The Trustees at the end of each Month and at such other times as the Committee acting on behalf of the Named Fiduciary deems advisable, ascertain and certify the value of all securities and other properties held in the Trust Fund. All property held in the Trust Fund shall be valued at its fair market value on a reasonable and consistent basis established by the Trustees.

         20.10  RESTRICTION ON ALIENATION OR ASSIGNMENT.

         Benefits provided under the Plan may not be assigned or alienated, except as permitted by Article XIII and the following:

                  (a) A loan made by the Plan to a Participant in accordance with Article XI shall be secured by the Participant's After-tax Savings Account and Company Contribution Account as provided in Article XI.

                  (b) If a Participant is indebted to the Company or to the Marriott Employees Federal Credit Union at the time any payments are to be made to such Participant or to the Participant's Beneficiary hereunder and if the Participant, prior to September 2, 1974 has executed in favor of such creditor an irrevocable security assignment of the Participant's account balances in the Plan, the Trustees are authorized to pay to such creditor all or such portion of said payments as may be required to discharge such indebtedness.

         20.11  UNCLAIMED BENEFITS.

         In the event that benefit payments owing to a Participant have not been claimed by the Participant within three (3) years of the date on which such benefits first became payable, the Plan Administrator shall, at the end of the Fiscal Year during which such three (3) year anniversary occurs reallocate such benefits to the remaining Participants in the manner provided in Section 6.10(a). If subsequent to such reallocation, the Participant entitled to such benefits makes claim therefor, the Plan Administrator shall promptly pay such forfeited benefit. Funds with which to pay any such benefits shall be provided as set forth in Section 6.10(b).

         20.12  RECOVERY OF PLAN BENEFITS PAYMENT MADE BY MISTAKE.

         A Participant or Beneficiary shall be required to return to the Plan any payments made under the Plan made by a mistake of fact or law.

         20.13  BONDING.

         Every Fiduciary of the Plan and every person who handles funds or other property of the Plan shall be bonded if and to the extent required by Section 412 of ERISA.

         20.14  TITLES AND CAPTIONS.

         The titles and captions to the Articles, Sections and subsections in the Plan are placed herein for convenience of reference only, and in case of any conflict the text of this instrument, rather than such titles, shall control.

         20.15  EXECUTION OF COUNTERPARTS.

         This instrument may be executed in any number of counterparts, each of which shall be deemed to be an original.

         20.16  GOVERNING LAW.

         The Plan shall be governed, construed, administered and regulated in all respects by and under the laws of the State of Maryland.

         20.17  SEPARABILITY.

         If any provisions of the Plan shall for any reason be invalid or unenforceable, the remaining provisions shall nevertheless remain in full force and effect.

         20.18  SUPPLEMENTS AND APPENDICES.

         Supplements and Appendices to the Plan or the Trust may be adopted, attached to and incorporated in the Plan or the Trust at any time. The provisions of any such Supplements or Appendices shall have the same effect that such provisions would have if they were included within the basic text of the Plan or the Trust. Supplements and Appendices shall be adopted by the Board pursuant to the amendment authority set forth in Section 18.2 of the Plan and shall specify the persons affected.

                                   ARTICLE XI

                              TOP HEAVY PROVISIONS


         21.1  DETERMINATION OF TOP HEAVY STATUS.

         For purposes of this Article XI, the Plan shall be a Top Heavy Plan if, as of the Determination Date, either:

                  (a) The sum of the aggregated accounts of Participants who are "key employees" (as defined in Section 416(i) of the Code) exceeds sixty percent (60%) of the sum of the aggregated accounts of all Plan Participants; or

                  (b)      The Plan is included in Top Heavy Group.

If a Participant has received no compensation from the Company during the five year period preceding the Determination Date, his account balance may be disregarded for purposes of determining whether the Plan is top-heavy. Solely for purposes of determining which Participants are "key employees," the term "compensation" (as used in Section 416(i) of the Code) shall mean the compensation stated on an Employee's Form W-2 for the calendar year that ends with or within the Plan Year.

         21.2  DEFINITIONS.

         For purposes of this Article, the following terms shall have the meanings set forth herein:

                  (a)      "AGGREGATION GROUP" means:

                           (1)      Each Section 401 Plan of the Company in
which a "key employee" (as defined in Section 416(i) of the Code) is a participant; and

                           (2)      Each Section 401 Plan of the Company which
enables any plan described in paragraph (a)(i) of this section to meet the requirements of Section 401(a)(4) or 410 of the Code.

                  (b) "DETERMINATION DATE" means, with respect to any Plan Year, the last day of the preceding Plan Year. In the case of the Plan Year which includes the Effective Date of the Plan, the last day of such Plan Year.

                  (c) "SECTION 401 PLAN" means any stock bonus, pension, or profit sharing plan subject to the qualification requirements of Section 401 of the Code.

                  (d) "TOP HEAVY GROUP" means any Aggregation Group determined to be a Top Heavy Group in accordance with the test set forth in Code Section 416(g)(2)(B).

                  (e) "VALUATION DATE" shall have the same meaning as set forth in Section 1.73.

         21.3  REQUIREMENTS IF PLAN A TOP HEAVY PLAN.

         If as of the Determination Date the Plan is a Top Heavy Plan then notwithstanding any other provision of this Plan, Sections 3.1 and 7.3 shall be modified as follows during such Plan Year:

                  (a) MODIFICATION TO ARTICLE 3.1. For purposes of this Article XXI, the minimum Company Contribution provided under this Plan on behalf of any Participant who is not a "key employee" (as defined in Section 416(i) of the Code) shall be not less than three percent (3%) of such Participant's annual Compensation (as defined in Section 414(a)(7) of the Code.

                  (b) MODIFICATION TO ARTICLE 7.3. For purposes of Article XXI, the vested interest in the Company Contribution Account of any Participant shall be as follows:


         TOTAL MONTHS OF CREDIT               VESTED PERCENT OF COMPANY
                                                 CONTRIBUTION ACCOUNT

         less than 24                                          0
                   24                                         20
                   36                                         40
                   48                                         60
                   60                                         80
                   72 or more                                100


         21.4  CHANGE IN TOP HEAVY STATUS.

                  (a) If the status of the Plan as a Top Heavy Plan changes at any time, the Vested Percentage (as determined under Section 21.3(b)) of each Participant in the Participant's Company Contribution Account (determined as of the effective date of such change in status) shall not be less than the Vested Percentage computed without regard to such change in status.

                  (b) If the status of the Plan as a Top Heavy Plan changes at any time, each Participant with not less than three (3) Years of Service as of such time may elect, within sixty (60) days of the effective date of such change in status (or, if later, within sixty days after notice of such right to elect is communicated to Participants by the Committee or the Plan Administrator), to have the Vested Percentage in such Participant's Company Contribution Account (determined as of the effective date of such change of status) computed without regard to such change in status.

                      TRUSTEES' ACKNOWLEDGMENT AND CONSENT


         The undersigned as Trustees under the HOST MARRIOTT SERVICES CORPORATION EMPLOYEES' PROFIT SHARING, RETIREMENT AND SAVINGS PLAN AND TRUST, each on his own behalf and on behalf of the other Trustees thereunder, hereby acknowledges receipt of the amendment and restatement of the Plan effective December 30, 1995 and consents thereto.


Dated as of the 30th day of December, 1995




By:   /s/  Lori Cramp
   ---------------------------------------
         Lori Cramp, Trustee



By:   /s/  Charles E. Powers
   ---------------------------------------
         Charles E. Powers, Trustee